                                                                    Exhibit 10.9
                                                                    ------------


                               EXHIBIT 1, SHEET I
                                 Two Apple Hill
                              598 Worcester Street
                              Natick, Massachusetts
                                (the "Building")


Execution Date:  August 9, 1999

Tenant:          eDocs. Inc
                 ----------------------------------------------------------
                    (name)

                 a Delaware corporation
                 ----------------------------------------------------------
                    (description of business organization)

                 321 Commonwealth Road, Wayland,  Massachusetts 01778
                 ----------------------------------------------------
                    (principal place of business - mailing address)

Landlord:        Metropolitan Life Insurance Company, Mailing Address:  SSR
                 Realty Advisers, Inc., One North Broadway, Suite 500, White
                 Plains, New York 10601, Attn:  Director of Asset Management.
                 Additional Notice Address:  SSR Realty Advisors, Inc., One
                 North Broadway, Suite 500, White Plains, New York 10601,
                 Attn: Legal Department.


Building:        The Building in the Town of Natick, Massachusetts, known as Two
                 Apple Hill, located at 598 Worcester Street.


Art. 2           Premises:                An area on the north side of the first
                                          -------------------------------------
                                          (1st) floor of the Building,
                                          ---------------------------
                                          substantially as show on Lease Plan.
                                          -----------------------------------
                                          Exhibit 2.
                                          ---------

Art. 3.1         Term Commencement Date:  The date that Tenant takes occupancy
                                          ------------------------------------
                                          of the premises for the conduct of its
                                          --------------------------------------
                                          business of the premises, but in no
                                          -----------------------------------
                                          event later than September 1, 1999
                                          ----------------------------------

Art. 3.2         Termination Date:        Four (4) years after the Term
                                          -----------------------------
                                          Commencement Date subject to Paragraph
                                          --------------------------------------
                                          2 of the Rider to the Lease.
                                          ---------------------------

Art. 4.3         Final Plans Date:        Not applicable
                                          --------------

Art. 5           Use of Premises:         General business offices, including
                                          -----------------------------------
                                          without limitation sales
                                          ------------------------
                                          administration, software development,
                                          ------------------------------------
                                          marketing and training
                                          ----------------------

                               EXHIBIT 1, SHEET 2
                                 Two Apple Hill
                              598 Worcester Street
                              Natick, Massachusetts
                                (the "Building")

                               Tenant: eDocs. Inc.
                         Execution Date: August 9, 1999

Art. 6           Yearly Rent:

                 Rent Commencement Date:  The earlier of: (x) December 1, 1999,
                                          -------------------------------------
                                          or (v) one hundred four (104) days
                                          ----------------------------------
                                          after execution of this Lease by
                                          --------------------------------
                                          Tenant.
                                          ------

                 Time Period                      Yearly Rent  Monthly Payment
                 -----------                      -----------  ---------------

                 Rent Commencement
                 Date through the date
                 immediately preceding
                 the date six months
                 after the Rent
                 Commencement Date:               $472,200.00     $39,350.00

                 The date six (6) months
                 after the Rent Commencement
                 Date through the end of
                 Lease Year 2:                    $597,200.04     $49,766.67

                 Lease Year 3:                    $609,144.00     $50,762.00

                 Lease Year 4:                    $633,032.04     $52,752.67

                 For the purposes of this Lease, each Lease Year shall be the twelve month period, commencing as of the Rent Commencement Date, or as of any anniversary of the Rent Commencement Date

Art. 7           Total Rentable Area: 23,388 square feet

                 Building Total Rentable Area: 128,117 square feet

Art. 8 Electric current will be furnished by Landlord to Tenant. In consideration of Landlord providing electric current to Tenant during the term of the Lease, in accordance with Article 8.1, Tenant shall pay to Landlord, as additional rent, at the same time and in the same manner as Yearly Rent is paid under the Lease, electricity rent ("Electricity Rent") in the initial amount of $29,860.08 per annum (i.e., a monthly payment of $2,488.34), subject to increase in accordance with Article 8.1(b).

Art. 9           Operating and Tax Escalation:

                 Operating Costs in
                 the Base Year:           The actual amount of Operating Costs
                                          ------------------------------------
                                          For Calendar year 1999 subject to
                                          ---------------------------------
                                          Article 9.6 of the Lease.
                                          -------------------------

                               EXHIBIT 1, SHEET 3
                                 Two Apple Hill
                              598 Worcester Street
                              Natick, Massachusetts
                                (the "Building")

                               Tenant: eDocs. Inc.
                                       -----------
                         Execution Date: August 9, 1999

                 Tax Base:  The Tax Base shall be determined by multiplying (x)
                            ---------------------------------------------------
                            the tax rate Imposed by the Town of Natick on the
                            -------------------------------------------------
                            Land and Building for fiscal/tax year 2000 (i.e.,
                            -------------------------------------------------
                            July 1, 1999 - June 30, 2000), by (y) the sum of the
                            ----------------------------------------------------
                            assessed value of the Building and the Land for
                            -----------------------------------------------
                            fiscal/tax year 2000 (and excluding the assessed
                            ------------------------------------------------
                            value attributable to the Garage for fiscal/tax year
                            ----------------------------------------------------
                            2001) plus the allocable share (i.e. in accordance
                            --------------------------------------------------
                            with the provisions of Article 9.1(d) of the Lease)
                            ---------------------------------------------------
                            of the assessed value of the Garage for fiscal/tax
                            --------------------------------------------------
                            year 2001.
                            ----------

                 Tenant's Proportionate Share:  18.65%
                                                ------

Art. 29.3        Co-Brokers:          Fallon Hines & O'Connor and Insignia/ESG
                                      ----------------------------------------

Art. 29.5        Arbitration:         Massachusetts Superior Court
                                      ----------------------------

                 Exhibit Dates:       Lease Plan, Exhibit 2, dated August, 1999
                                      -----------------------------------------

LANDLORD:                                       TENANT:
METROPOLITAN LIFE INSURANCE COMPANY             EDOCS, INC.
On behalf of a co-mingled separate account
By: SSR Realty Advisors, Inc., its
    Investment Advisor

By: /s/ A. Alan Bates, Senior Asset Manager     By: /s/ Kevin E. Laracey, CEO
   ----------------------------------------        -----------------------------
    (Name)                  (Title)                 (Name)               (Title)
    Hereunto Duly Authorized                        Hereunto Duly Authorized

Date Signed: 8/12/99                            Date Signed: 8/9/99
            ----------------                                ----------------

                             LEASE PLAN, EXHIBIT 2
                              Tenant: eDocs, Inc.
                             Date: August 9, 1999



                                 [Floor Plan]

                                    CONTENTS

1.    REFERENCE DATA........................................................1

2.    DESCRIPTION OF DEMISED PREMISES.......................................1

  2.1   Demised Premises....................................................1
  2.2   Appurtenant Rights..................................................1
  2.3   Exclusions and Reservations.........................................1

3.    TERM OF LEASE ........................................................2

  3.1   Definitions.........................................................2
  3.2   Habendum............................................................2
  3.3   Declaration Fixing Term Commencement Date...........................2

4.    CONDITION OF PREMISES.................................................2

  4.1   Condition of Premises...............................................2
  4.2   Intentionally Omitted...............................................2
  4.3   Entry Tenant Prior to Term Commencement Date........................2

5.    USE OF PREMISES.......................................................2

  5.1   Permitted Use.......................................................2
  5.2   Prohibited Uses.....................................................3
  5.3   Licenses and Permits................................................3
  5.4   Vacancy by Tenant...................................................3

6.    RENT..................................................................3

7.    RENTABLE AREA.........................................................4

8.    SERVICES FURNISHED BY LANDLORD........................................4

  8.1   Electric Current....................................................4
  8.2   Water...............................................................5
  8.3   Elevators, Heat, Cleaning, Access...................................5
  8.4   Air Conditioning....................................................6
  8.5   Additional Heat, Cleaning-and Air Conditioning-Services.............6
  8.6   Additional Air Conditioning Equipment...............................6
  8.7   Repairs.............................................................6
  8.8   Interruption or Curtailment of Services.............................6
  8.9   Energy Conservation.................................................7
  8.10  Miscellaneous.......................................................7

9.    ESCALATION............................................................7

  9.1   Definitions.........................................................7
  9.2   Tax Excess.........................................................11
  9.3   Operating Expense Excess...........................................11
  9.4   Part Years.........................................................11
  9.5   Effect of Taking...................................................11
  9.6   Adjustment in Operating Costs......................................11
  9.7   Tenant's Audit Rights..............................................12
  9.8   Survival...........................................................12

10.     CHANGES OR ALTERATIONS BY LANDLORD.................................12

   11     FIXTURES, EQUIPMENT AND IMPROVEMENTS-REMOVAL BY TENANT..............13

   12.    ALTERATIONS AND IMPROVEMENTS BY TENANT..............................13

   13.    TENANT'S CONTRACTORS--MECHANICS' AND OTHER LIENS--STANDARD OF
             TENANT'S PERFORMANCE--COMPLIANCE WITH LAWS.......................14

   14.    REPAIRS BY TENANT--FLOOR LOAD.......................................15

      14.1   Repairs by Tenant................................................15
      14.2   Floor Load-Heavy Machinery.......................................15

   15.    INSURANCE, INDEMNIFICATION, EXONERATION AND EXCULPATION.............15

      15.1   General Liability Insurance......................................16
      15.2   Certificates of Insurance........................................16
      15.3   General..........................................................16
      15.4   Property of Tenant...............................................16
      15.5   Bursting of Pipes, etc...........................................17
      15.6   Repairs and Alterations--Diminution of Rental Value..............17
      15.7   Landlord's Indemnity of Tenant...................................18
      15.8   Landlord's Insurance.............................................18

   16.    ASSIGNMENT, MORTGAGING AND SUBLETTING...............................18

   17.    MISCELLANEOUS COVENANTS.............................................21

      17.1   Rules and Regulations............................................21
      17.2   Access to Premises-Shoring.......................................22
      17.3   Accidents to Sanitary and Other Systems..........................22
      17.4   Signs, Blinds and Drapes.........................................22
      17.5   Estoppel Certificate.............................................23
      17.6   Prohibited Materials and Property................................23
      17.7   Requirements of Law-Fines and Penalties..........................23
      17.8   Tenant's Acts-Effect an Insurance................................24
      17.9   Miscellaneous....................................................24

   18.    DAMAGE BY FIRE, ETC.................................................24

   19.    WAIVER OF SUBROGATION...............................................26

   20.    CONDEMNATION - EMINENT DOMAIN.......................................26

   21.    DEFAULT.............................................................27

      21.1   Conditions of Limitation - Re-entry - Termination................27
      21.2   Landlord's Reletting Efforts.....................................28
      21.3   Damages - Termination............................................28
      21.4   Fees and Expenses................................................29
      21.5   Waiver of Redemption.............................................29
      21.6   Landlord's Remedies Not Exclusive................................29
      21.7   Grace Period.....................................................29

   22.    END OF TERM - ABANDONED PROPERTY....................................30

   23.    SUBORDINATION.......................................................31

   24.    QUIET ENJOYMENT.....................................................32

   25.    ENTIRE AGREEMENT - WAIVER - SURRENDER...............................32

      25.1   Entire Agreement.................................................32
      25.2   Waiver...........................................................32
      25.3   Surrender........................................................32

   26.    INABILITY TO PERFORM - EXCULPATORY CLAUSE...........................33

   27.    BILLS AND NOTICES...................................................33

   28.    PARTIES BOUND - SEIZING OF TITLE....................................34

   29.    MISCELLANEOUS.......................................................34

      29.1   Separability.....................................................34
      29.2   Captions, etc....................................................34
      29.3   Broker...........................................................35
      29.4   Intentionally Omitted............................................35
      29.5   Arbitration......................................................35
      29.6   Governing Law....................................................35
      29.7   Assignment of Rents..............................................35
      29.8   Representation of Authority......................................36
      29.9   Expenses Incurred by Landlord Upon Tenant Requests...............36
      29.10  Survival.........................................................36
      29.11  ERISA............................................................36
      29.12  Year 2000 Compliance.............................................36

EXHIBITS

  Exhibit 1   Lease Data Exhibit
  Exhibit 2   Lease Plan
  Exhibit 3   Building Standard Items
  Exhibit 4   Building Services
  Exhibit 5   Term Commencement Date Letter
  Exhibit 6   Form of Letter of Credit
  Exhibit 7   Excluded Operating Costs
  Exhibit 8   Tenant's Removable Property
  Exhibit 9   Landlord's Work
  Exhibit 10 List of Plans and Specifications describing the initial Tenant Work Rider to Lease

     THIS INDENTURE OF LEASE made and entered into on the Execution Date as stated in Exhibit 1 and between the Landlord and the Tenant named in Exhibit 1.

     Landlord does hereby demise and lease to Tenant, and Tenant does hereby hire and take from Landlord, the premises hereinafter mentioned and described (hereinafter referred to as "premises"), upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease for the term hereinafter stated:

1.   REFERENCE DATA

     Each reference in this Lease to any of the terms and titles contained in any Exhibit attached to this Lease shall be deemed and construed to incorporate the data stated under that term or title in such Exhibit.

2.   DESCRIPTION OF DEMISED PREMISES

     2.1 Demised Premises. The premises are that portion of the Building, as described in Exhibit 1 (as the same may from time to time be constituted after changes therein, additions thereto and eliminations therefrom pursuant to rights of Landlord hereinafter reserved) and is hereinafter referred to as "Building", substantially as shown hatched or outlined on the Lease Plan (Exhibit 2) hereto attached and incorporated by reference as apart hereof.

     2.2 Appurtenant Rights. Tenant shall have, as appurtenant to the premises, rights to use in common, with others entitled thereto, subject to reasonable rules from time to time made by Landlord of which Tenant is given notice; (a) the common lobbies, hallways, stairways and elevators of the Building, serving the premises in common with others, (b) common walkways and roadways necessary for access to the Building and the parking areas described below, and (c) if the premises include less than the entire rentable area of any floor, the common toilets and other common facilities of such floor; and no other appurtenant rights or easements. Notwithstanding anything to the contrary herein or in the Lease contained, Landlord has no obligation to allow any particular telecommunication service provider to have access s to the Building or to Tenant's premises. If Landlord permits such access, Landlord may condition such access upon the payment to Landlord by the service provider of fees assessed by Landlord in its sole discretion.

     As of the Execution Date of this Lease, there are 3.5 parking spaces in the surface parking lot and in the adjacent parking garage ("Garage") which are owned by Landlord and are designated for use by the tenants in the Building for every 1,000 square feet of the Building Total Rentable Area (as defined in Exhibit 1). Nothing contained in the Lease shall prohibit or otherwise restrict Landlord From changing, from time to time, following notice to Tenant, the location, layout or type of such parking areas, provided that Landlord shall not, except as required by law or by takings, reduce the number of parking spaces available for such tenants' use or relocate the parking spaces to a lot or garage more distant from the Building. Subject to reasonable rules from time to time made by Landlord of which Tenant is given at least ten (10) days prior written notice, Tenant shall have the right, in common with all other tenants of the Building, to use such parking areas, without charge, on a first-come first-served basis. The parties acknowledge that Landlord shall have no obligation to Tenant to police the use of said parking spaces; however, Landlord may implement systems, as Landlord deems fit to monitor the use of the surface parking lot.

     2.3 Exclusions and Reservations. All the perimeter walls of the premises except the inner surfaces thereof, any balconies (except to the extent same are shown as part of the premises on the Lease Plan (Exhibit 2)), terraces or roofs adjacent to the premises, and any space in or adjacent to the premises used for shafts, stacks, pipes, conduits, wires and appurtenant fixtures, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as the right of access through the premises for the purpose of operation, maintenance, decoration and repair, are expressly excluded from the premises and reserved to Landlord. Notwithstanding anything to the contrary in the Lease contained:

     1. Landlord, its agents, employees and contractors shall not, except in an emergency and except for normal cleaning and maintenance operations, exercise any right which it has to enter the premises without giving Tenant reasonable advance notice; and

     2. Landlord shall use reasonable efforts to minimize any interference with Tenant's use and enjoyment of the premises arising from any entry into the premises by Landlord.

3.   TERM OF LEASE

     3.1 Definitions. As used in this Lease the words and terms which follow mean and include the following:

          "Term Commencement Date" - The "Term Commencement Date" is the date set forth in Exhibit 1.

     3.2 Habendum. TO HAVE AND TO HOLD the premises for a term of years commencing on the Term Commencement Date and ending on the Termination Date as stated in Exhibit 1 or on such earlier date upon which said term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of this Lease or pursuant to law (which date for the termination of the terms hereof will hereafter be called "Termination Date"). Notwithstanding the foregoing, if the Termination Dare as stated in Exhibit 1 shall fall on other than the last day of a calendar month, said Termination Date shall be deemed to be the last day of the calendar month in which said Termination Date occurs.

     3.3 Declaration Fixing Term Commencement Date. As soon as may be after the execution date hereof, each of the parties hereto agrees, upon demand of the other party to join in the execution, in the form attached hereto as Exhibit 5, of a statutory notice, memorandum, etc. of lease and/or written declaration in which shall be stated such Term Commencement Date and (if need be) the Termination Date. If this Lease is terminated before the term expires, then upon Landlord's request the parties shall execute, deliver and record an instrument acknowledging such fact and the date of termination of this Lease, and Tenant hereby appoints Landlord its attorney-in-fact in its name and behalf to execute such instrument if Tenant shall fail to execute and deliver such instrument after Landlord's request therefor within ten (10) days.

4.   CONDITION OF PREMISES

     4.1 Condition of Premises. Notwithstanding anything to the contrary herein or in the Lease contained. Tenant shall take the premises "as-is", in the condition in which the premises are in as of the Term Commencement Date without any obligation on the part of Landlord to construct the premises for Tenant's occupancy and without any representation or warranty by Landlord as to the condition of the premises or the Building, except that Landlord shall substantially complete Landlord's Work on or before September 15, 1999.

     4.2  Intentionally Omitted.

     4.3 Entry Tenant Prior to Term Commencement Date. Tenant shall have the right to enter the premises prior to the Term Commencement Date, without payment of rent, and, subject to causes beyond Landlord's reasonable control and Landlord's reasonable security requirements, at all times, to perform such work or decoration as is to be performed by, or under the direction or control of, Tenant and as is otherwise in compliance with the terms of this Lease. Such right of entry shall be deemed a license from Landlord to Tenant, and any entry thereunder shall be at the risk of Tenant.

5.   USE OF PREMISES

     5.1 Permitted Use. Tenant shall occupy and use the premises only for the purposes as stated in Exhibit 1 and for no other purposes. Service and utility areas (whether or not a part of the premises) shall be used only for the particular purpose for which they were designed. Without limiting the generality of the foregoing, Tenant agrees that it shall not use the premises or any part thereof, or permit the premises or nay part thereof to be used for the preparation or dispensing of food, whether by vending machines or otherwise. Notwithstanding the foregoing, but subject to the other terms and provisions of this Lease, Tenant may, with Landlord's prior written consent, which consent shall not be unreasonably withheld, install at its own cost and expense so- called hot-cold water fountains, coffee makers and so-called Dwyer refrigerator- sink-stove combinations for the preparation of beverages and foods, provided that no cooking, frying, etc., are carried on in the premises to such extent as requires special exhaust venting, Tenant hereby acknowledging that the Building is not engineered to provide any such special venting.

     5.2 Prohibited Uses. Notwithstanding any other provision of this Lease, Tenant shall not use, or suffer or permit the use or occupancy of, or suffer or permit anything to be done in or anything to be brought into or kept in or about the premises or the Building or any part thereof (including without limitation, any materials appliances or equipment used in the construction or other preparation of the premises and furniture and carpeting): (i) which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease; (ii) for any unlawful purposes or in any unlawful manner; (iii) which, in the reasonable judgment of Landlord shall in any way (a) impair the appearance or reputation of the Building; or (b) materially impair, interfere with or otherwise diminish the quality of any of the Building services or the proper and economic heating, cleaning ventilating, air conditioning or other servicing of the Building; or premises, or with the use or occupancy of any of the other areas of the Building, or occasion unreasonable discomfort, inconvenience or annoyance, or injury or damage to any occupants of the premises or other tenants or occupants of the Building; or (iv) which is inconsistent with the maintenance of the Building as an office building of the first class in the quality of its maintenance, use, or occupancy. Tenant shall not install or use any electrical or other equipment of any kind which, in the reasonable judgment of Landlord, might cause any such impairment, interference, discomfort, inconvenience, annoyance or injury.

     5.3 Licenses and Permits. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, and if the failure to secure such license or permit would in any way affect, Landlord, the premises, the Building or Tenant's ability to perform any of its obligations under this Lease, Tenant, at Tenant's expense, shall duly procure and thereafter maintain such license and submit the same to inspection by Landlord. Tenant, at Tenant's expense, shall at all times comply with the terms and conditions of each such license or permit. Tenant shall furnish all data and information to governmental authorities and Landlord as required in accordance with legal, regulatory, licensing or other similar requirements as they relate to Tenant's use or occupancy of the premises or the Building.

     5.4 Vacancy by Tenant. Notwithstanding anything to the contrary in the Lease contained, if Tenant shall abandon or vacate the premises for a period of no less than one hundred twenty (120) days, then Landlord shall have the right to terminate this Lease upon written notice to Tenant.

6.   RENT

     During the term of this Lease the Yearly Rent and other charges, at the rate stated in Exhibit 1, shall be payable by Tenant to Landlord by monthly payments, as stated in Exhibit 1, in advance and without demand on the first day of each month for an in respect of such month. Notwithstanding anything to the contrary herein contained, Tenant's obligation to pay Yearly Rent shall not commence to accrue until the Rent Commencement Date, as defined in Exhibit 1. If, by reason of any provision of this Lease, the rent reserved hereunder shall commence or termination on any day other than the first day of a calendar month, the rent for such calendar month shall be prorated. The rent shall be payable to Landlord or, if Landlord shall so direct in writing, to Landlord's agent or nominee, in lawful money of the United States which shall be legal tender for payment of all debts and dues, public and private, at the time of payment, at the office of the Landlord or such place as Landlord may designate, and the rent and other charges in all circumstances shall be payable without any setoff or deduction whatsoever, except as otherwise provided under this Lease. Rental and any other sums due hereunder not paid on or before the date five (5) business days after the date due shall bear interest for each month or fraction thereof from the due date until paid computed at the annual rate of five percentage points over the so-called prime rate then currently from time to time charged to its most favored corporate customers by the largest national bank (N.A.) located in the city in which the Building is located, or at any applicable lesser maximum legally permissible rate for debts of this nature.

7.   RENTABLE AREA

     Total Rentable Area of the premises and of the Building are agreed to be the amounts set forth on Exhibit 1.

8.   SERVICES FURNISHED BY LANDLORD

     8.1  Electric Current.

          (a) As stated in Exhibit 1, Landlord will furnish to Tenant, as an incident of this Lease, electric current for the operation of lighting fixtures, the 120-volt electrical outlets installed in the premises. In consideration of Landlord's obligation to provide electric current to the premises, Tenant shall pay to Landlord, as additional rent, Electricity Rent, as set forth on Exhibit 1.

          (b) If the cost to Landlord of providing electric current to the premises increases during the term of this Lease in excess of the amount of Electricity Rent payable by Tenant as set forth on Exhibit 1, including without limitation, a cost increase due to a change in rates charged by the supplier of electric current, then upon written demand by Landlord upon Tenant, Tenant shall, to the extent permitted by law, pay to Landlord (i.e. and Electricity Rent shall be increased by) such an amount as shall reimburse Landlord for any increase in the cost to Landlord of the services to be furnished by Landlord to Tenant pursuant to this Article 8.1. Landlord may make demand upon Tenant for reimbursement pursuant to this Subparagraph 8.l(b) no more frequently than monthly. Whenever a reimbursement shall be demanded by Landlord, Landlord shall furnish to Tenant a statement in writing of Landlord's computation of the appropriate amount of said reimbursement; such statement shall include sufficient detail to enable Tenant to verify Landlord's determination of the amount of the reimbursement referred to therein and, if requested by Tenant, such cost and ocher records of Landlord as were used by it as the basis for such computation. The amount of such reimbursement, as specified in any such statement of Landlord, shall become binding upon the parties hereto unless within thirty (30) days after Landlord shall have furnished to Tenant such statement, Tenant pays the amount billed and with such payment notifies Landlord in writing that Tenant disputes the amount of such reimbursement as determined by Landlord as aforesaid. Upon Landlord's receipt of a timely objection notice from Tenant. Landlord and Tenant shall work together in good faith to resolve the discrepancy between Landlord's statement and Tenant's review. If Landlord exercises its rights under this Article 8.1(b): (i) Landlord shall, upon written request of Tenant and at Tenant's cost, install a check meter for the electric current consumed in the premises, (ii) Tenant shall pay the cost of electric current consumed in the premises at the rate per unit paid by Landlord to the utility supplying the same, and (iii) upon the installation of such meter. Tenant shall have no obligation to pay Electricity Rent.

          (c) Landlord, at any time, at its option and upon not less than thirty
(30) days' prior to written notice to Tenant, but no earlier than the date that Tenant is able to obtain the same from the company, supplying electric current to the premises, may discontinue such furnishing of electric current to the premises; and in such case Tenant shall contract with the company supplying electric current for the purchase and obtaining by Tenant of electric current directly from such company. In the event Tenant itself contracts for electricity with the supplier, pursuant to Landlord's option as above stated, Landlord shall (i) permit its risers, conduits and feeders to the extent available, suitable and safely capable, to be used for the purpose of enabling Tenant to purchase and obtain electric current directly from such company, (ii) without cost or charge to Tenant, make such alterations and additions to the electrical equipment and/or appliances in the Building as such company shall specify for the purpose of enabling Tenant to purchase and obtain electric current directly from such company, and (iii) at Landlord's expense, furnish and install in or near the premises any necessary metering equipment used in connection with measuring Tenant's consumption of electric current and Tenant, at Tenant's expense, shall maintain and keep in repair such metering equipment. In the event that Landlord shall exercise such option, Tenant shall, after the discontinuance of electric service provided by Landlord to the premises, have no further obligation to pay Electricity Rent.

          (d) If Tenant shall require electric current for use in the premises in excess of five (5) watts per rentable square foot (exclusive of HVAC service requirements), such reasonable quantity to be furnished for such use as hereinabove provided and if (i) in Landlord's reasonable judgment Landlord's facilities are inadequate for such excess requirements or (ii) such excess use shall result in an additional burden on the Building air conditioning system and additional cost to Landlord on account thereof then, as the case may be, (x) Landlord upon written request and at the sole cost and expense of Tenant, will furnish and install such additional wire, conduits, feeders, switchboards and appurtenances as reasonably may be required to supply such additional requirements of Tenant if current therefor be available to Landlord, provided that the same shall be permitted by applicable laws and insurance regulations and shall not cause damage to the Building or the premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with or disturb other tenants or occupants of the Building or (y) Tenant shall reimburse Landlord for such additional cost, as aforesaid.

          (e) Landlord, at Tenant's expense and upon Tenant's request, shall purchase and install all replacement lamps of types generally commercially available (including, but not limited to, incandescent and fluorescent) used in the premises.

          (f) Landlord shall not in any way be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur if the quantity, character, or supply of electrical energy is changed or is no longer available or suitable for Tenant's requirements.

          (g) Tenant agrees that it will not make any material alteration or material addition to the electrical equipment and/or appliances in the premises without the prior written consent of Landlord in each instance first obtained, which consent will not be unreasonably withheld, and will promptly advise Landlord of any other alteration or addition to such electrical equipment and/or appliances.

     8.2 Water. Landlord shall furnish hot and cold water for ordinary premises, cleaning, toilet, lavatory, sink and dishwasher in connection with a lunchroom and drinking purposes. If Tenant requires uses or consumes water for any purpose other than for the aforementioned purposes, Landlord may (i) assess a reasonable charge for the additional water so used or consumed by Tenant or
(ii) install a water meter and thereby measure Tenant's water consumption for all purposes. In the latter event, Landlord shall pay the cost of the meter and the cost of installation thereof and shall keep said meter and installation equipment in good, working order and repair. Tenant agrees to pay for water consumed, as shown on said meter, together with the sewer charges based on said meter charges, as and when bills are rendered, and on default in making such payment Landlord may pay such charges and collect the same from Tenant. All piping and other equipment and facilities for use of water outside the building core will be installed and maintained by Landlord at Tenant's sole cost and expense.

     8.3  Elevators, Heat, Cleaning, Access.

          (a) Landlord at its expense shall: (i) provide necessary elevator facilities (which may be manually or automatically operated, either or both, as Landlord may from time to time elect) on Monday through Fridays, excepting legal holidays, from 8:00 a.m. to 6:00 p.m. and on Saturdays, excepting legal holidays, from 8:00 a.m. to 1:00 p.m. (called "business days") and have one elevator in operation available for Tenant's use, non-exclusively, together with others having business in the Building, at all other times; (ii) furnish heat (substantially equivalent to that being furnished in comparably aged similarly equipped office buildings in the same city) to the premises during the normal heating season on business days; and (iii) cause the office areas of the premises to be cleaned on business days (except on Saturdays) provided the same are kept in order by Tenant. Exhibit 4 shall represent substantially the extent and scope of the cleaning by Landlord referred to this Article 8.3.

          (b) The parties agree and acknowledge that, despite reasonable precautions in selecting cleaning and maintenance contractors and personnel, any property or equipment in the premises of a delicate, fragile or vulnerable nature may nevertheless be damaged in the course of cleaning and maintenance services being performed. Accordingly, Tenant shall take reasonable protective precautions with such property and equipment.

          (c) Access.  So long as Tenant shall comply with Landlord's reasonable
              ------
security program for the Building, Tenant shall, subject to causes beyond Landlord's reasonable control, have access to the premises and the Garage twenty-four (24) hours per day during the term of this Lease.

     8.4 Air Conditioning. Landlord shall through the air conditioning equipment of the Building furnish to and distribute in the premises air conditioning as normal seasonal changes may require on business days during the hours as aforesaid in Article 8.3 when air conditioning may reasonably be required for the comfortable occupancy of the premises by Tenant. Tenant agrees to lower and close the blinds and drapes when necessary because of the sun's position, whenever the air conditioning system is in operation, and to cooperate fully with Landlord with regard to, and to abide by all the reasonable regulations and requirements which Landlord may prescribe for the proper functioning and protection of the air conditioning system. The air conditioning system referred to in this Article 8.4 shall be capable of maintaining a temperature range of 62[degrees]F to 75[degrees]F dry bulb at 50% relative humidity with outside conditions of 74[degrees]F dry bulb and 88[degrees]F wet bulb.

     8.5  Additional Heat, Cleaning-and Air Conditioning-Services.

          (a) Landlord will use reasonable efforts upon reasonable advance written notice from Tenant of its requirements in that regard, to furnish additional heat, cleaning or air conditioning services to the premises on days and at times other than as above provided.

          (b) Tenant will pay to Landlord a reasonable charge (i) for any such additional heat, cleaning or air conditioning, service required by Tenant, (ii) for any extra cleaning of the premises required because of the gross carelessness or gross indifference of Tenant or because of the nature of Tenant's business, and (iii) for any cleaning done at the request of Tenant of any portions of the premises which may be used for storage, shipping room or other non-office purposes. If the cost to Landlord for cleaning the premises shall be increased due to the installation in the premises, at Tenant's request, of any materials or finish other than those which are building standard, Tenant shall pay to Landlord an amount equal to such increase in cost. Landlord represents to Tenant that, as of the Term Commencement Date, the charge for additional heating, ventilating and air conditioning, is $40.00 per hour.

     8.6 Additional Air Conditioning Equipment. In the event Tenant requires additional air conditioning equipment for business machines, meeting rooms or other special purposes, or because of excess occupancy or excess electrical loads, any additional air conditioning units, chillers, condensers, compressors, ducts, piping and other equipment, such additional air conditioning equipment will be installed and maintained by Landlord at Tenant's sole cost and expense, but only if, in Landlord's reasonable judgment, the same will not cause damage or injury to the Building or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or unreasonably interfere with or disturb other tenants; and Tenant shall reimburse Landlord in such an amount as will compensate it for the cost incurred by it in operating such additional air conditioning equipment.

     8.7  Repairs.  Except as otherwise provided in Articles 18 and 20,
Landlord shall keep and maintain the roof, exterior walls, structural floor slabs, columns, elevators, public stairways and corridors, lavatories, equipment (including, without limitation, sanitary, plumbing, electrical, heating, air conditioning, or other systems) and common facilities of the Building in good condition and repair.

     8.8 Interruption or Curtailment of Services. A. When necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements which in the reasonable judgment of Landlord are desirable or necessary to be made, or of difficulty or inability in securing supplies or labor, or of strikes, or of any other cause beyond the reasonable control of Landlord, whether such other cause be similar or dissimilar to those hereinabove specifically mentioned until said cause has been removed, Landlord reserves the right to interrupt, curtail, stop or suspend (i) the furnishing of heating, elevator, air conditioning, and cleaning services and (ii) the operation of the plumbing and electric systems. Upon reasonable advance notice to Tenant (except that no notice shall be required in an emergency), Landlord shall exercise reasonable diligence to eliminate the cause of any such interruption, curtailment, stoppage or suspension, but there shall be no diminution or abatement of rent or other compensation due from Landlord to Tenant hereunder, nor shall this Lease be affected or any of the Tenant's obligations hereunder reduced, and the Landlord shall have no responsibility or liability for any such interruption, curtailment, stoppage, or suspension of services or systems.

          B. Notwithstanding anything to the contrary in this Lease contained, if the premises shall lack any service which Landlord is required to provide hereunder (thereby rendering the premises or a portion thereof untenantable) so that, for the Landlord Service Interruption Cure Period, as hereinafter defined, the continued operation in the ordinary course of Tenant's business is materially adversely affected and if Tenant ceases to use the affected portion of the premises during the period of untenantability as the direct result of such lack of service, then, provided that Tenant ceases to use the affected portion of the premises during the entirety of the Landlord Service Interruption Cure Period and that such untenantability and Landlord's inability to cure such condition is not caused by the fault or neglect of Tenant or Tenant's agents, employees or contractors. Yearly Rent, Operating Expense Excess, Tax Excess and Electricity Rent shall thereafter be abated in proportion to such untenantability until the day such condition is completely corrected. For the purposes hereof, the "Landlord Service Interruption Cure Period" shall be defined as five (5) consecutive business days after Landlord's receipt of written notice from Tenant of the condition causing untenantability in the premises, provided however, that the Landlord Service Interruption Cure Period shall be fifteen (15) consecutive business days after Landlord's receipt of written notice from Tenant of such condition causing untenantability in the premises if either the condition was caused by causes beyond Landlord's control or Landlord is unable to cure such condition as the result of causes beyond Landlord's control.

          C. Notwithstanding anything to the contrary in this Lease contained, in the event that the premises lack any service which Landlord is required to provide hereunder or electric current hereby rendering the premises or any material portion thereof untenantable, the untenantability of which substantially adversely affects the continued operation in the ordinary course of Tenant's business, and (i) if such untenantability continues for ninety (90)
                      ---
consecutive days after Landlord's receipt of written notice of such condition from Tenant, and (ii) such untenantability is not caused by the fault or neglect
             ---
of Tenant, or Tenant's agents, employees or contractors, then, provided that Tenant ceases to use the affected portion of the premises during the entire period of such untenantability. Tenant shall have the right to terminate this Lease exercisable by giving Landlord a written termination notice as follows. This Lease shall terminate as of the date five (5) days after Landlord's receipt of Tenant's notice, unless Landlord shall have cured such condition on or before such tenth day.

          D. The provisions of Paragraphs B and C of this Article 8.8 shall not apply in the event of untenantability caused by fire or other casualty, or taking (see Articles 18 and 20).

     8.9 Energy Conservation. Notwithstanding anything, to the contrary in this Article 8 or in this Lease contained, Landlord may institute, and Tenant shall comply with, such policies, programs and measures: (i) as may be reasonably necessary, required, or expedient for the conservation and/or preservation of energy or energy services, provided however, that Landlord does not by reason of such policies, programs and measures, reduce the level of energy or energy services being provided to the premises below the level of energy or energy services then being provided in comparably aged, first-class office buildings in the greater Boston area and provided that the provisions of this clause (i) shall not be taken into account in determining whether rent abates or whether Tenant has the right to terminate the Lease pursuant to
Article 8.8, or (ii) as may be necessary or required to comply with applicable codes, rules regulations or standards.

     8.10 Miscellaneous. Other than parking, which shall be provided in accordance with Article 2.2 hereof, all services provided by Landlord to Tenant are based upon an assumed maximum premises population of one person per one hundred seventy-five (175) square feet of Total Rentable Area, which limit Tenant shall in no event exceed.

9.   ESCALATION

     9.1 Definitions. As used in this Article 9, the words and terms which follow mean and include the following:

          (a) "Operating Year" shall mean a calendar year in which occurs any part of the term of this Lease.

          (b) "Operating Costs in the Base Year" shall be the amount as stated in Exhibit 1.

          (c) "Tenant's Proportionate Share" shall be the figure as stated in
     Exhibit 1.

          (d) "Taxes" shall mean the real estate taxes and other taxes, levies and assessments imposed upon the Building and the land on which it stands and upon any personal property of Landlord used in the operation thereof, or Landlord's interest in the Building or such personal property; charges, fees and assessments for transit, housing, police, fire or other Governmental services or purported benefits to the Building; service or user payments in lieu of taxes; and any and all other taxes, levies, betterments, assessments and charges arising from the ownership, leasing, operating, use or occupancy of the Building or based upon rentals derived therefrom, which are or shall be imposed by National, State, Municipal or other authorities. Taxes included real estate taxes allocated on the parcel of land ("Garage Land") on which the Garage is located and on the Garage itself, except that such taxes are allocated between the Building and Three Apple Hill on the basis of the relative Total Rentable Area included in the building and Three Apple Hill. The land on which the Building is located and the Garage Land are, for the purposes of this Paragraph
(d), referred to as the "Land". As of the Execution Dare, "Taxes" shall not include any franchise, rental, income or profit tax, capital levy or excise, provided, however, that any of the same and any other, tax, excise, fee, levy, charge or assessment, however described, that may in the future be levied or assessed as a substitute for or an addition to, in whole or in part, any tax, levy or assessment which would otherwise constitute "Taxes." whether or not now customary or in the contemplation of the parties on the Execution Date of this Lease, shall constitute "Taxes." but only to the extent calculated as if the Building and the Garage Land are the only real estate owned by Landlord.
"Taxes" shall also include expenses of tax abatement or other proceedings contesting assessments or levies.

          (e) "Tax Base" shall be the amount stated in Exhibit 1 and shall apply to a Tax Period of twelve (12) months. Tax Base shall be reduced pro rata if and to the extent that the Tax Period contains fewer than twelve (12) months.

          (f) "Tax Period" shall be any fiscal/tax period in respect of which Taxes are due and payable to the appropriate governmental taxing authority, any portion of which period occurs during the term of this Lease, the first such Period being the one in which the Term Commencement Date occurs.

          (g)  "Operating Costs":

               (1) Definition of Operating Costs. "Operating Costs" shall mean all costs incurred and expenditures of whatever nature made by Landlord in the operation and management, for repair and replacements, cleaning and maintenance of the Building and grounds including, without limitation, vehicular and pedestrian passageways related to the Building (but excluding those areas, if any, outside the Building and for which operating expenses are chargeable to non-office (i.e., commercial) tenants), related equipment, facilities and appurtenances, elevators, cooling, and heating equipment. In the event that Landlord or Landlord's managers or agents perform services for the benefit of the Building off-site which would otherwise be performed on-site (e.g. accounting), the cost of such services shall be reasonably allocated among the properties benefiting from such service and shall be included in Operating Costs. Operating Costs shall include, without limitation, those categories of "Specifically Included Operating Costs," as set forth below, but shall not include "Excluded Costs," as hereinafter defined.

          If during all or part of any Operating Year (including, without limitation, the Base Year), Landlord is not performing or furnishing any item to any portion of the Building (the cost of which, if performed or furnished by Landlord to such portion of the Building would constitute a part of Operating Costs) on account of (a) such portion of the Building not being occupied or leased, (b) such item not being required or desired by a tenant, (c) any tenant itself obtaining or providing such item, or (d) any other reason, whether similar or dissimilar to the foregoing; then, Operating Costs shall be deemed to be increased by an amount equal to the additional costs and expenses which would reasonably have been incurred during such period by Landlord if it had performed or furnished such item to 100% of the Building.

               (2) Definition of Excluded Costs. "Excluded Costs" shall be defined as mortgage charges, brokerage commissions, salaries of executives ad owners not directly employed in the management/operation of the Building, the cost of work done by Landlord for a particular tenant for which Landlord has the right to be reimbursed by such Tenant, other Excluded Costs as set forth in Exhibit 7, and, subject to Subparagraph (3) below, such portion of expenditures as are not property chargeable against income.

               (3)  Capital Expenditures.

                    (i) Replacements.  If, during the term of this Lease,
                        ------------
               Landlord shall replace any capital items or make any capital expenditures (collectively called "capital expenditures"), there shall nevertheless be included in such Operating Costs and in Operating Costs for each succeeding Operating Year the amount, if any, by which the Annual Charge-Off (determined as hereinafter provided) of such capital expenditure (less insurance proceeds, if any, collected by Landlord by reason of damage to, or destruction of the capital item being replace) exceeds the annual Charge-Off of the capital expenditure for the item being replaced.

                    (ii) New Capital Items.  If a new capital item is acquired
                         -----------------
               which does not replace another capital item which was worn out, has become obsolete, etc., then there shall be included in Operating Costs for each Operating Year in which and after such capital expenditure is made the Annual Charge-Off of such capital expenditure. Notwithstanding, anything to the contrary herein contained, with respect to a new (i.e. as opposed to replacement) capital expenditure, such capital expenditure shall be included in Operating Costs only if:

               1. the new capital item being acquired is required by law which becomes effective after the Execution Date of this Lease, or

               2. The new capital item is reasonably projected to reduce Operating Costs, but only to the extent of the projected reduction on an annual basis.

                    (iii)  Annual Charge-Off.  "Annual Charge-Off" shall be
                           -----------------
               defined as the annual amount of principal and interest payments which would be required to repay a loan ("Capital Loan") in equal monthly installments over the Useful Life, as hereinafter defined, of the capital item in question on a direct reduction basis at an annual interest rate equal co the Capital Interest Rate, as hereinafter defined, where the initial principal balance is the cost of the capital item in question. Notwithstanding the foregoing, if Landlord reasonably concludes on the basis of engineering estimates that a particular capital expenditure will effect savings in Building operating expenses including, without limitation, energy- related costs, and that such projected savings will, on an annual basis ("Projected Annual Savings"), exceed the Annual Charge-Off of such capital expenditure computed as aforesaid, then and in such events, the Annual Charge-Off shall be increased to an amount equal to the Projected Annual Savings; and in such circumstances, the increased Annual Charge-Off (in the amount of the Projected Annual Savings) shall be made for such period of time as it would take to fully amortize the cost of the capital item in question, together with interest thereon at the Capital Interest Rate as aforesaid, in equal monthly payments, each in the-amount of one-twelfth (1/12th) of the Projected Annual Savings, with such payments being applied first to interest and the balance to principal.

                    (iv) Useful Life.  "Useful Life" shall be reasonably
                         -----------
               determined by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item.

                    (v) Capital Interest Rate.  "Capital Interest Rate" shall be
                        ---------------------
               defined as an annual rate of either one percentage point over the AA Bond rate (Standard & Poor's corporate composite or, if unavailable, its equivalent) as reported in the Financial press at the time the capital expenditure is made or, if the capital item is acquired through third-party, financing, then the actual (including fluctuating) rate paid by Landlord in financing the acquisition of such capital item.

               (4) Specifically Included Categories of Operating Costs. Operating Costs shall include, but not be limited to, the following:

               Taxes (other than real estate taxes): Sales, Federal Social Security, Unemployment and Old Age Taxes and contributions and State Unemployment taxes and contributions accruing to and paid by the Landlord on account of all employees of Landlord and/or Landlord's managing, agent, who are employed in, about or on account of the Building, except that taxes levied upon the net income of the Landlord and taxes withheld from employees, and "Taxes" as deemed in Article 9.1(d) shall not be included herein.

               Water: All charges and rates connected with water supplied to the Building and related sewer use charges.

               Heat and Air Conditioning: All charges connected with heat and air conditioning, supplied to the Building.

               Wages: Wages and cost of all employee benefits of all employees of the Landlord and/or Landlord's managing agent who are employed in, about or on account of the Building.

               Cleaning: The cost of labor and material for cleaning the Building, surrounding areaways and windows in the Building.

               Elevator Maintenance: All expenses for or on account of the upkeep and maintenance of all elevators in the Building.

               Electricity: The cost of all electric current for the operation of any machine, appliance or device used for the operation of the premises and the Building, including the cost of electric current for the elevators, lights, air conditioning and heating but not including electric current which is paid for directly to the utility by any user/tenant in the Building or for which any user/tenant pays a separate charge for electric consumption. (If and so long as Tenant is billed directly by the electric utility for its own consumption as determined by its separate meter, or if Tenant pays the Electricity Rent, then Operating Costs shall include only Building and public area electric current consumption and not any demised premises electric current consumption. Wherever separate metering is unlawful, prohibited by utility company regulation or tariff or is otherwise impracticable, relevant consumption figures for the purposes of this
          Article 9 shall be determined by fair and reasonable allocations and engineering estimates made by Landlord. Furthermore, if and to the extent that the Operating-Cost-in-the-Base-Year figure shall include any component representing the cost to the Landlord of electric current supplied to any tenant's premises under so-called "rent-inclusion" lease arrangements, then if such cost is eliminated from Operating Costs in an Operating Year in accordance with the foregoing provisions, the Figure for Operating Costs in the Base Year for the purposes of this Article 9 shall likewise be reduced by the amount for such cost component.)

               Insurance, etc.: Fire, casualty, liability, rent loss and such other insurance as may from time to time be required by lending, institutions on First-class office buildings in the City or Town wherein the Building is located and all other expenses customarily incurred in connection with the operating and maintenance of First-class office buildings in the City or Town wherein the Building is located including, without limitation, insurance deductible amounts and rental costs associated with the Building's management office.

     9.2 Tax Excess. If in any Tax Period the Taxes exceed the Tax Base, Tenant shall pay to Landlord Tenant's Proportionate Share of such excess, such amount being hereinafter referred to as "Tax Excess". Tax Excess shall be due thirty (30) days after the date of billing by Landlord. In implementation and not in limitation of the foregoing, Tenant shall remit to Landlord pro rata monthly installments on account of projected Tax Excess, calculated in good faith by Landlord on the basis of the most recent Tax data or budget available. If the total of such monthly remittances on account of any Tax Period is greater than the actual Tax Excess for such Tax Period, Tenant may credit the difference against the next installment of rental or other charges due to Landlord hereunder, except that if such difference is determined after the end of the term of the Lease, Landlord shall refund such difference to Tenant to the extent that such difference exceeds any amounts then due from Tenant to Landlord. If the total of such remittances is less than the actual Tax Excess for such Tax Period, Tenant shall pay the difference to Landlord thirty (30) days after billing therefor.

     Appropriate credit against Tax Excess shall be given for any refund obtained by reason of a reduction in any Taxes by the Assessors or the administrative, judicial or other governmental agency responsible therefor. The original computations, as well as reimbursement or payments of additional charges, if any, or allowances, if any, under the provisions of this Article 9.2 shall be based on the original assessed valuations with adjustments to be made at a later date when the tax refund, if any, shall be paid to Landlord by the taxing authorities. Expenditures for legal fees and for other similar or dissimilar expenses incurred in obtaining the tax refund may be charged against the tax refund before the adjustments are made for the Tax Period.

     9.3 Operating Expense Excess. If the Operating Costs in any Operating Year exceed the Operating Costs in the Base Year, Tenant shall pay to Landlord Tenant's Proportionate Share of such excess, such amount being hereinafter referred to as "Operating Expense Excess." Operating Expense Excess shall be due thirty (30) days after the date of billing by Landlord. In implementation and not in limitation of the foregoing, Tenant shall remit to Landlord pro rata monthly installments on account of projected Operating Expense Excess, calculated in good faith by Landlord on the basis of the most recent Operating Costs data or budget available. If the total of such monthly remittances on account of any Operating Year is greater than the actual Operating Expense Excess for such Operating Year, Tenant may credit the difference against the next installment of rent or other charges due to Landlord hereunder, except that if such difference is determined after the end of the term of the Lease, Landlord shall refund such difference to Tenant to the extent that such difference exceeds any amounts then due from Tenant to Landlord. If the total of such remittances is less than actual Operating Expense Excess for such Operating Year, Tenant shall pay the difference to Landlord thirty (30) days after billing therefor.

     9.4 Part Years. If the Term Commencement Date or the Termination Date occurs in the middle of an Operating Year or Tax Period, Tenant shall be liable for only that portion of the Operating Expense or Tax Excess, as the case may be, in respect of such Operating Year or Tax Period represented by a fraction the numerator of which is the number of days of the herein term which falls within the Operating Year or Tax Period and the denominator of which is three hundred sixty five (365), or the number of days in said Tax Period, as the case may be.

     9.5 Effect of Taking. In the event of any taking of the Building or the Land under circumstances whereby this Lease shall not terminate under the provisions of Article 20 then, for the purposes of determining Tax Excess, there shall be substituted for the Tax Base originally provided for herein a fraction of such Tax Base, the numerator of which fraction shall be the Taxes for the First Tax Period subsequent to the condemnation or taking which takes into account such condemnation or taking, and the denominator of which shall be the Taxes for the last Tax Period prior to the condemnation or taking, which did not take into account such condemnation or taking. Tenant's Proportionate Share shall be adjusted appropriately to reflect the proportion of the premises and/or the Building remaining after such taking.

     9.6 Adjustment in Operating Costs. If the Building is not at least 95% occupied during any Operating Year (including the Base Year) or if Landlord is not supplying services to at least 95% of the Total Rentable Area of the Building at any time during an Operating Year (including the Base Year), Operating Costs shall be determined as if the Building had been 95% occupied and Landlord had been supplying services to 95% of the Total Rentable Area of the Building, during that Operating Year.

     9.7 Tenant's Audit Rights. Subject to the provisions of this paragraph, Tenant shall have the right, at Tenant's cost and expense (except as set forth on Paragraph (f) of this Article 9.7, to examine all documentation and calculations prepared in the determination of Operating Expense Excess:

          (a) Such documentation and calculation shall be made available to Tenant at the offices where Landlord keeps such records during, normal business hours within a reasonable time after Landlord receives a written request from Tenant to make such examination.

          (b) Tenant shall have the right to make such examination no more than once in respect of any period in which Landlord has given Tenant a statement of the actual amount of Operating Costs.

          (c) Any request for examination in respect of any Operating Year may be made no more than sixty (60) days after Landlord advises Tenant of the actual amount of Operating Costs in respect of such period.

          (d) Such examination may be made only by an independent certified public accounting firm approved by Landlord, which approval shall not be unreasonably withheld. Without limiting Landlord's approval rights, Landlord may withhold its approval of any examiner of Tenant who is being paid by Tenant on a continent fee basis.

          (e) As a condition to performing any such examination, Tenant and its examiners shall be required to execute and deliver to Landlord an agreement, in form reasonably acceptable to Landlord, agreeing to keep confidential any information which it discovers about Landlord or the Building in connection with such examination. Without limiting the foregoing, such examiners shall be required to agree that they will not represent any other tenant in the Building.

          (f) Any dispute under this Article 9 shall be submitted to arbitration in accordance with Article 29.5. If, after the performance of an examination by Tenant under this Article 9.7, it is determined that there has been an overpayment of Operating Expense Excess for the Operating Year in question, such overpayment shall be credited against the next monthly installment(s) of Yearly Rent and other charges due under the Lease, except that if such overpayment is determined after the end of the term of the Lease, Landlord shall refund such overpayment to Tenant to the extent that such overpayment exceeds any amounts then due from Tenant to Landlord. If it is determined that such overpayment exceeds ten (10%) percent of the amount of Operating Expense Excess actually due from Tenant for the Operating Year in question, Landlord shall reimburse Tenant for the reasonable out-of-pocket costs incurred in connection with such examination. If it is determined that there is an underpayment of Operating Expense Excess. Tenant shall, within thirty (30) days of such determination, pay such underpayment to Landlord.

     9.8 Survival. Any obligations under this Article 9 which shall not have been paid at the expiration or sooner termination of the term of this Lease shall survive such expiration for a period of eighteen (18) months and shall be paid when and as the amount of same shall be determined to be due: (i) provided such obligations under this Article 9 are billed to Tenant within eighteen (18) months of the expiration of the term of the Lease, or (ii) if the Lease is terminated prior to the expiration of the term for any reason other than the default of tenant, provided such obligations under this Article 9 are billed to Tenant within eighteen (18) months of the earlier termination of the term of the Lease.

10.  CHANGES OR ALTERATIONS BY LANDLORD

     Landlord reserves the right, exercisable by itself or its nominee, at any time and from time to time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease, to make such changes, alterations, additions, improvements, repairs or replacements in or to the Building (including the premises) and the Fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, escalators, and stairways thereof, as it may deem necessary or desirable, and to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building, provided, however, that there be no unreasonable obstruction of the right of access to, or unreasonable interference with the use and enjoyment of, the premises by Tenant. Nothing contained in this Article 10 shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any governmental or other authority. Landlord reserves the right to adopt and at any time and from time to time to change the name or address of the Building. Neither this Lease nor any use by Tenant shall give Tenant any right or easement for the use of an door or any passage or any concourse connecting with any other building or to any public convenience, and the use of such doors, passages and concourses and of such conveniences may be regulated or discontinued at any time and from time to time by Landlord without notice to Tenant and without affecting the obligation of Tenant hereunder or incurring any liability to Tenant therefor, provided, however, that there be no unreasonable obstruction of the right of access to, or unreasonable interference with the use of the premises by Tenant.

     If at any time any windows of the premises are temporarily closed or darkened for any reason whatsoever including but not limited to, Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatements of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction.

11   FIXTURES, EQUIPMENT AND IMPROVEMENTS-REMOVAL BY TENANT

     All fixtures, equipment, improvements and appurtenances attached to or built into the premises prior to or during the term (other than Tenant's trade fixtures and business equipment), whether by Landlord at its expense or at the expense of Tenant (either or both) or by Tenant shall be and remain part of the premises and shall not be removed by Tenant during or at the end of the term unless Landlord otherwise elects to require Tenant to remove such fixtures, equipment, improvements and appurtenances, in accordance with Articles 12 and/or 22 of the Lease. All electric, plumbing, heating and sprinkling systems, fixtures and outlets, vaults, paneling, molding, shelving, radiator enclosures, cork, rubber, linoleum and composition floors, ventilating, silencing, air conditioning and cooling equipment, shall be deemed to be included in such fixtures, equipment, improvements and appurtenances, if attached to or built into the premises. Tenant's Removable Property, as set forth on Exhibit 8, and where not built into the premises all carpets, drinking or tap water facilities, removable electric fixtures, furniture, or trade fixtures or business equipment or Tenant's inventory or stock in trade shall not be deemed to be included in such fixtures, equipment improvements and appurtenances and may be, and upon the request of Landlord will be, removed by Tenant and the cost of repairing any damages to the premises or the Building arising from installation or such removal shall be paid by Tenant.

12.  ALTERATIONS AND IMPROVEMENTS BY TENANT

     Tenant shall make no alterations, decorations, installations, removals, additions or improvements (collectively, "Alterations") in or to the premises without Landlord's prior written consent and then only those (i) which equal or exceed the specifications and quantities provided in Exhibit 3, and (ii) made by contractors or mechanics approved by Landlord. No installations or work shall be undertaken or begun by Tenant until: (i) Landlord has approved written plans and specifications and a time schedule for such work; (ii) Tenant has made provision for either written waivers of liens from all contractors, laborers and suppliers of materials for such installations or work, the filing of lien bonds on behalf of such contractors, laborers and suppliers, or other appropriate protective measures approved by Landlord; and (iii) if the cost of such work exceeds $25,000.00 Tenant has procured appropriate surety payment and performance bonds. No amendments or additions to such plans and specifications shall be made without the prior written consent of Landlord. Landlord's consent and approval required under this Article 12 shall not be unreasonably withheld, conditioned or delayed. Landlord agrees to review and respond to Tenant's request for consent to any alterations, additions or improvements within ten
(10) business days of Tenant's request for consent. If Landlord does not consent to the same, it shall specify in writing the reasons for withholding such consent. Landlord's approval is solely given for the benefit of Landlord and neither Tenant nor any third party shall have the right to rely upon Landlord's approval of Tenant's plans for any purpose whatsoever. Without limiting the foregoing, Tenant shall be responsible for all elements of the design of Tenant's plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the premises and the placement of Tenant's Furniture, appliances and equipment), and Landlord's approval of Tenant's plans shall in no event relieve Tenant of the responsibility for such design. Landlord shall have no liability or responsibility for any claim, injury or damage alleged to have been caused by the particular materials, whether building standard or non-building, standard, appliances or equipment selected by Tenant in connection with any work performed by or on behalf of Tenant in the premises including, without limitation, furniture, carpeting, copiers, laser printers, computers and refrigerators. Any such Alterations shall be done at Tenant's sole expense and at such times and in such manner as Landlord reasonably may from time to time designate. If Tenant shall make any Alterations then Landlord may elect to require the Tenant at the expiration or sooner termination of the term of this Lease to restore the premises to substantially the same condition as existed at the Term Commencement Date, but Landlord shall not require Tenant to remove the initial improvements shown on Exhibit 10 (if attached hereto), and Landlord hereby consents to the installation of the same. If Tenant so requests in writing, at the time that Tenant gives Landlord its written request for Landlord's consent to any such Alterations, Landlord shall make such election at the time that Landlord gives its written consent to such Alteration. Tenant shall pay, as an additional charge, the entire increase in real estate taxes on the Building which shall, at any time prior to or after the Term Commencement Date, result from or be attributable to any Alteration to the premises made by or for the account of Tenant in excess of the specifications and quantities provided in Exhibit 3.

     Notwithstanding anything to the contrary herein contained, Tenant shall have the right, without obtaining Landlord's consent, to make interior nonstructural alterations, additions, or improvements, provided however that
Tenant:

          (i) shall give prior written notice to Landlord of any such alterations, additions or improvements (other than decorative work);

          (ii) Tenant shall submit to Landlord plans for such alterations, additions or improvements if Tenant utilizes plans for such alterations, additions or improvements, and

          (iii) that such alterations, additions or improvements shall not materially, adversely affect any of the Building's systems, or the ceiling of the premises.

13. TENANT'S CONTRACTORS--MECHANICS' AND OTHER LIENS--STANDARD OF TENANT'S PERFORMANCE--COMPLIANCE WITH LAWS

     Whenever Tenant shall make any alterations, decorations, installations, removals, additions or improvements in or to the premises--whether such work be done prior to or after the Term Commencement Date--Tenant will strictly observe the following covenants and agreements:

          (a) Tenant agrees that it will not, either directly or indirectly, use any contractors and/or materials if their use will create any difficulty, whether in the nature of a labor dispute or otherwise, with other contractors and/or labor engaged by Tenant or Landlord or others in the construction, maintenance and/or operation of the Building or any part thereof.

          (b) In no event shall any material or equipment be incorporated in or added to the premises, so as to become a fixture or otherwise a part of the Building, in connection with any such alteration, decoration, installation, addition or improvement which is subject to any lien, charge, mortgage or other encumbrance of any kind whatsoever or is subject to any security interest or any form of title retention agreement. No installations or work shall be undertaken or be-undertaken by Tenant until (i) Tenant has made provision for written waiver of liens from all contractors, laborers and suppliers of materials for such installations or work, and taken other appropriate protective measures approved by Landlord; and (ii) if the cost of the work exceeds $25,000, Tenant has procured appropriate surety payment and performance bonds which shall name Landlord as an additional obligee and has filed lien bond(s) (in jurisdictions where available) on behalf of such contractors, laborers and suppliers. Any mechanic's lien filed against the premises or the Building, for work claimed to have been done for, or materials claimed to have been furnished to, Tenant shall be discharged by Tenant within ten (10) days after Tenant receives notice thereof, At Tenant's expense by filing the bond required by law or otherwise.
If Tenant fails so to discharge any lien, Landlord may do so at Tenant's expense and Tenant shall reimburse Landlord for any expense or cost incurred by Landlord in so doing within fifteen (15) days after rendition of a bill therefor.

          (c) All installations or work done by Tenant shall be at its own expense and shall at all times comply with (i) laws, rules, orders and regulations of governmental authorities having jurisdiction thereof, (ii) orders, rules and regulations of any Board of Fire Underwriters, or any other body hereafter constituted exercising similar functions, and governing insurance rating bureaus; (iii) Rules and Regulations of Landlord; and (iv) in all material respects plans and specifications prepared by and at the expense of Tenant theretofore submitted to and approved by Landlord.

          (d) Tenant shall procure all necessary permits before undertaking any work in the premises; do all of such work in a good and workmanlike manner, employing materials of good quality and complying with all governmental requirements; and defend, save harmless, exonerate and indemnify Landlord from all injury, loss or damage to any person or property occasioned by or growing out of such work, except to the extent caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors. Tenant shall cause contractors employed by Tenant to carry Worker's Compensation Insurance in accordance with statutory requirements, Automobile Liability Insurance and, naming Landlord as an additional insured, Commercial General Liability Insurance covering such contractors on or about the premises in the amounts stated in
Article 15 hereof or in such other reasonable amounts as Landlord shall require and to submit certificates evidencing such coverage to Landlord prior to the commencement of such work.

14.  REPAIRS BY TENANT--FLOOR LOAD

     14.1 Repairs by Tenant. Tenant shall keep all and singular the premises neat and clean (including periodic rug shampoo and waxing of tiled floors and cleaning of blinds and drapes) and in such repair, order and condition as the same are in on the Term Commencement Date or may be put in during the term hereof, reasonable use and wearing thereof and damage by fire or by other casualty excepted. Tenant shall be solely responsible for the proper maintenance of all equipment and appliances operated by Tenant, including, without limitation, copiers, laser printers, computers and refrigerators . Except for damage caused by fire or other casualty, Tenant shall make, as and when needed as a result of misuse by, or neglect or improper conduct of, Tenant or Tenant's servants, employees, agents, contractors, invitees, or licensees or otherwise, all repairs in and about the premises necessary to preserve them in such repair, order and condition, which repairs shall be in quality and class equal to the original work. If Tenant fails to repair the same within ten (10) days after Landlord requests that Tenant perform such repairs, Landlord may elect, at the expense of Tenant to make any such repairs or to repair any damage or injury to the Building or the premises caused by moving property of Tenant in or out of the Building, or by installation or removal of furniture or other property, or by misuse by, or neglect, or improper conduct of, Tenant or Tenant's servants, employees, agents, contractors, or licensees.

     14.2 Floor Load-Heavy Machinery. Tenant shall not place a load upon any floor of the premises exceeding the floor load per square foot of area which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all heavy business machines and mechanical equipment, including safes, which shall be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance. Tenant shall not move any safe, heavy machinery, heavy equipment freight, bulky matter or fixtures into or out of the Building without Landlord's prior written consent, which consent shall not be unreasonably withheld. If such safe, machinery, equipment, freight, bulky matter or fixtures requires special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do said work, and that all work in connection therewith shall comply with applicable laws and regulations. Any such moving shall be at the sole risk and hazard of Tenant and Tenant will defend, indemnify and save Landlord harmless against and from any liability, loss, injury, claim or suit resulting directly or indirectly from such moving. Proper placement of all such business machines, etc., in the premises shall be Tenant's responsibility.

15.    INSURANCE, INDEMNIFICATION, EXONERATION AND EXCULPATION

     15.1 General Liability Insurance. Tenant shall procure, and keep in force and pay for Commercial General Liability Insurance insuring Tenant on an occurrence basis against all claims and demands for personal injury liability (including, without limitation, bodily injury, sickness, disease, and death) or damage to property which may be claimed to have occurred from and after the time Tenant and/or its contractors enter the premises in accordance with Article 4 of this Lease, of not less than Two Million ($2,000,000) Dollars in the event of personal injury to any number of persons or damage to , property, arising out of any one occurrence, and from time to time thereafter shall be not less than such higher amounts, if procurable, as may be reasonably required by Landlord and are customarily carried by responsible similar tenants in the City or Town wherein the Building is located.

     15.2 Certificates of Insurance. Such insurance shall be effected with insurers reasonably approved by Landlord, authorized to do business in the State wherein the Building is situated under valid and enforceable policies wherein Tenant names Landlord and Landlord's managing agent as additional insureds.
Such insurance shall provide that it shall not be canceled or modified without at least thirty (30) days' prior written notice to each insured named therein. On or before the time Tenant and/or its contractors enter the premises in accordance with Articles 4 and 14 of this Lease and thereafter not less than fifteen (15) days prior to the expiration date of each expiring policy, original copies of the policies provided for in Article 15.1 issued by the respective insurers, or certificates of such policies setting forth in full the provisions thereof and issued by such insurers shall be delivered by Tenant to Landlord and certificates as aforesaid of such policies shall upon request of Landlord, be delivered by Tenant to the holder of any mortgage affecting the premises.

     15.3 General. Tenant will save Landlord, its agents and employees, harmless and will exonerate, defend and indemnify Landlord, its agents and employees, from and against any and all claims, liabilities or penalties asserted by or on behalf of any person, firm, corporation or public authority arising from the Tenant's breach of the Lease or:

          (a) On account of or based upon any injury to person, or loss of or damage to property, sustained or occurring on the premises on account of or based upon the act, omission, fault, negligence or misconduct of any person whomsoever (except to the extent the same is caused by Landlord, its agents, contractors or employees or other tenants of the Building);

          (b) On account of or based upon any injury to person, or loss of or damage to property, sustained or occurring elsewhere (other than on the premises) in or about the Building (and, in particular, without limiting the Generality of the foregoing, on or about the elevators, stairways, public corridors, sidewalks, concourses, arcades, malls, galleries, vehicular tunnels, approaches, areaways, roof, or other appurtenances and facilities used in connection with the Building or premises) arising out of the negligence or misconduct of Tenant, its agents, employees or contractors, except to the extent the same is caused by Landlord, its agents employees or contractors; and

          (c) On account of or based upon (including monies due on account of) any work or thing whatsoever done (other than by Landlord or its contractors, or agents or employees of either) on the premises during the term of this Lease and during the period of time, if any, prior to the Term Commencement Date that Tenant may have been given access to the premises, except to the extent the same is caused by Landlord, its agents, employees or contractors; and

          (d) Tenant's obligations under this Article 15.3 shall be insured either under the Commercial General Liability Insurance required under Article 15.1, above, or by a contractual insurance rider or other coverage; and certificates of insurance in respect thereof shall be provided by Tenant to Landlord upon request.

     15.4 Property of Tenant. In addition to and not in limitation of the foregoing, Tenant covenants and agrees that, to the maximum extent permitted by law, all merchandise, furniture, fixtures and property of every kind, nature and description related or arising out of Tenant's leasehold estate hereunder, which may be in or upon the premises or Building, in the public corridors, or on the sidewalks, areaways and approaches adjacent thereto, shall be at the sole risk and hazard of Tenant, and that if the whole or any part thereof shall be damaged, destroyed, stolen or removed from any cause or reason whatsoever no part of said damage or loss shall be charged to, or borne by, Landlord, unless, subject to Article 19 hereof, such damage or loss is due to the negligence or willful misconduct of

Landlord or Landlord's agents, employees or contractors, in which case Landlord shall bear loss or damage only to "ordinary office property" (as hereinafter defined). For the purpose of this Article 15.4, "ordinary office property" shall mean merchandise, furniture, and other tangible personal property of the kind and quantity which may customarily be expected to be found within comparable business offices in the greater Boston area, and excluding any unusually valuable or exotic property, works of art, and the like.

     15.5 Bursting of Pipes, etc. Landlord shall not be liable for any injury or damage to persons or property resulting, from fire, explosion, falling plaster, steam, gas, air contaminants or emissions, electricity, electrical or electronic emanations or disturbance, water, rain or snow or leaks from any part of the Building or from the pipes, appliances, equipment or plumbing works or from the roof, street or subsurface or from any other place or caused by dampness, vandalism, malicious mischief or by any other cause of whatever nature, unless caused by or due to the negligence, or willful misconduct of Landlord, its agents, servants or employees and then, where notice and an opportunity to cure are appropriate (i.e., where Tenant has an opportunity to know or should have known of such condition sufficiently in advance of the occurrence of any such injury or damage resulting therefrom as would have enabled Landlord to prevent such damage or loss had Tenant notified Landlord of such condition), after (i) notice to Landlord of the condition claimed to constitute negligence and (ii) the expiration of a reasonable time after such notice has been received by Landlord without Landlord having taken all reasonable and practicable means to cure or correct such condition; and pending such cure or correction by Landlord. Tenant shall take all reasonably, prudent temporary measures and safeguards to prevent any injury, loss or damage to persons or property. In no event shall landlord be liable for any loss, the risk of which is covered by Tenant's insurance or is required to be so covered by this Lease, nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public, or quasi-public work; nor shall Landlord be liable for any latent defect in the premises or in the Building; provided however, that the foregoing shall not relieve Landlord of its obligation to perform maintenance and repairs pursuant to Article 8.7. Landlord shall cooperate with Tenant in such manner, as Tenant shall reasonably request in the event that Tenant suffers any loss or damage by reason of any such latent defect so that Tenant shall be able to prosecute any claim which it may have against the contractor and/or material supplier responsible for such latent defect. Without limiting the forgoing, Landlord shall assign its right to Tenant against any such contractor and/or material supplier, if necessary to enable Tenant to prosecute its claim against any such contractor and/or material supplier.

     15.6 Repairs and Alterations--Diminution of Rental Value. A. Except as otherwise provided in Article 18, there shall be no allowance to Tenant for diminution of rental value and, except as set forth in Article 15.4 and in Paragraph E of this Article 15.6, no liability on the part of Landlord by reason of inconvenience, annoyance or injury to Tenant arising from any repairs, alterations, additions, replacements or improvements made by Landlord, or any related work, Tenant or others in or to any portion of the Building or premises or any property adjoining the Building, or in or to fixtures, appurtenances, or equipment thereof, or for failure of Landlord or others to make any repairs, alterations, additions or improvements in or to any portion of the Building, or of the premises, or in or to the fixtures, appurtenances or equipment thereof. Nothing in this Article 15.6 shall limit Tenant's right to obtain injunctive relief against Landlord not involving the payment of money to Tenant for the purpose of requiring Landlord to comply with its obligations under this Lease.

     B. Notwithstanding anything to the contrary in this Lease contained, if due to any such repairs, alterations, replacements, or improvements made by Landlord or if due to Landlord's failure to make any repairs, alterations, or improvements required to be made by Landlord, any portion of the premises becomes untenantable so that for the Premises Untenantability Cure Period, as hereinafter defined, the continued operation in the ordinary course of Tenant's business is materially adversely affected, then, provided that Tenant ceases to use the affected portion of the premises during the entirety of the Premises Untenantability Cure Period by reason of such untenantability, and that such untenantability and Landlord's inability to cure such condition is not caused by the fault or neglect of Tenant or Tenant's agents, employees or contractors, Yearly Rent, Operating Expense Excess and Tax Excess shall thereafter be abated in proportion to such untenantability until the day such condition is completely corrected. For the purposes hereof, the "Premises Untenantability Cure Period" shall be defined as five (5) consecutive business days after Landlord's receipt of written notice from Tenant of the condition causing untenantability in the premises, provided however, that the Premises Untenantability Cure Period shall be fifteen (15) consecutive business days after Landlord's receipt of written notice from Tenant of such condition causing untenantability in the premises if either the condition was caused by causes beyond Landlord's control or Landlord is unable to cure such condition as the result of causes beyond Landlord's control.

     C. Notwithstanding anything to the contrary herein contained, if due to such repairs, alterations, replacements or improvements made by Landlord or if due to Landlord's failure to make any repairs, alterations or improvements required to be made by Landlord, any material portion of the premises becomes untenantable for a period of ninety (90) consecutive days after Landlord's receipt of written notice of such condition from Tenant, then provided that Tenant ceases to use the affected portion of the premises during the entire period of such untenantability, such untenantability and Landlord's inability to cure such condition is not caused by the fault or neglect of Tenant, or Tenant's agents, employees or contractors, then Tenant may terminate this Lease by giving Landlord written notice as follows:

          (a)  Said notice shall be given after said ninety (90) day period.

          (b) Said notice shall set forth an effective date which is not earlier than ten (10) days after Landlord receives said notice.

          (c) If said condition is remedied on or before said effective data, said notice shall have no further force and effect.

          (d) If said condition is not remedied on or before said effective date for any reason other then Tenants fault, as aforesaid, the Lease shall terminate as of said effective date, and the Yearly Rent, escalations and other charges due under the Lease shall be apportioned as of said effective date.

     D. The provisions of Paragraphs B and C of this Article 15.6 shall not apply in the event of untenantability caused by fire or other casualty, or taking (see Articles 18 and 20).

     E. Subject to the provisions of Article 26(c), the provisions of Paragraph A of this Article 15.6 shall not limit Tenant's right to recover any direct damages suffered by Tenant to the extent caused by Landlord's failure to make any repairs or perform any maintenance which Landlord is required to perform pursuant to the provisions of the Lease or based upon the performance by any work by Landlord in or about the Premises, provided that, except as set forth in Article 15.6, in no event shall Landlord's liability to Tenant on account of such damages exceed Twenty-Five Thousand ($25,000.00) Dollars based upon any such condition.

     15.7 Landlord's Indemnity of Tenant. Landlord, subject to the limitations on Landlord's liability expressly contained elsewhere in this Lease, agrees to hold Tenant harmless and to defend, exonerate and indemnify Tenant from and against any and all claims, liabilities, or penalties asserted by or on behalf of any third party (i.e. any person, firm, corporation or public authority) for damage to property or injuries or death to persons on account of or based upon any injury to persons, or loss of or damage to property, sustained or occurring in or about the Building to the extent arising from the negligence or willful misconduct of Landlord or Landlord's agents, employees or contractors.

     15.8 Landlord's Insurance. During the term of the Lease, Landlord shall secure and carry a policy of Commercial General Liability insurance covering Landlord on an occurrence basis in an amount not less than $1,000,000.00 for claims based on bodily injury (including death), personal injury and property damage relating to the Building and the Land. Tenant's liability insurance shall be primary to Landlord's liability insurance with respect to any claims covered by Tenant's indemnification obligations under Article 15.3.

     16.  ASSIGNMENT, MORTGAGING AND SUBLETTING

     A. Tenant covenants and agrees that neither this Lease nor the term and estate hereby granted, nor any interest herein or therein, will be assigned, mortgaged, pledged, encumbered or otherwise transferred, voluntarily, by operation of law or otherwise, and that neither the premises, nor any part thereof will be encumbered in any manner by reason of any act or omission on the part of Tenant, or used or occupied, or permitted to be used or occupied, or utilized for desk space or for mailing privileges, by anyone other than Tenant, or for any use or purpose other than as stated in Exhibit 1, or be sublet, without obtaining Landlord's prior written consent. Subject to Paragraph B of this Article 16, Landlord agrees that it will not unreasonably withhold condition, or delay its consent to any sublease of the premises, or any portion thereof, or an assignment of Tenant's interest in this Lease, to a Qualified Transferee, as defined in Paragraph B of Article 16. If Tenant is in default of its obligations, after the giving of any applicable notice and the expiration of any applicable grace periods, under the Lease at the time that it makes the aforesaid offer to Landlord, such default shall be deemed to be a "reasonable" reason for Landlord withholding its consent to any proposed subletting or assignment. Notwithstanding the foregoing, it is hereby expressly understood and agreed however, if Tenant is a corporation, that the assignment or transfer of this Lease, and the term and estate hereby granted to any entity or corporation with or into which Tenant is merged or with which Tenant is consolidated which entity or corporation immediately after such merger or consolidation would have a net worth at least equal to that of Tenant immediately prior to such merger or consolidation (such corporation being hereinafter called "Permitted Successor), shall not be deemed to be prohibited hereby if, and upon the express condition that Permitted Successor and Tenant shall promptly execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby Permitted Successor shall agree to be independently bound by and upon all the covenants, agreements, terms, provisions and conditions set forth in this Lease on the part of Tenant to be performed, and whereby Permitted Successor shall expressly agree that the provisions of this Article 16 shall, notwithstanding such assignment or transfer, continue to be binding, upon it with respect to all future assignments and transfers.

     B.   Notwithstanding anything to the contrary in the Lease contained:

          1. Tenant shall, prior to offering or advertising for the purpose of entering into a Recapture Transaction, as hereinafter defined, give Landlord a Recapture Offer, as hereinafter defined. A "Recapture Transaction" shall be defined as any of the following:
               (i) a sublease of a portion of the premises for the entirety of the balance of the then current term of the Lease, or (ii) an assignment of Tenant's interest in this Lease.

          2. For the purposes hereof a "Recapture Offer" shall be defined as a notice in writing from Tenant to Landlord which:

               (a) States that Tenant desires to sublet the premises, or a portion thereof, or to assign its interest in this Lease.

               (b) Identifies the affected portion of the premises ("Recapture Premises").

               (c) Identifies the period of time ("Recapture Period) during which Tenant proposes to sublet the Recapture Premises or to assign its interest in the Lease.

               (d) Offers to Landlord to terminate the Lease in respect of the Recapture Premises.

          3. Landlord shall have fifteen (15) business days to accept a Recapture Offer. If Landlord does not timely give written notice to Tenant accepting a Recapture Offer, then Landlord agrees that it will not unreasonably withhold or delay its consent to a sublease of the Recapture Premises for the Recapture Period, or an assignment of Tenant's interest in the Lease, as the case may be, to a Qualified Transferee, as hereinafter defined.

          4. For the purposes hereof, a "Qualified Transferee" shall be defined as a person, firm or corporation which, in Landlord's reasonable opinion:

               (a)  is financially responsible and of good reputations and

               (b) is engaged in a business which is a permitted use as set forth on Exhibit 1, or is engaged in a business, the functional aspects of which, with respect to the premises, are similar to the use of other premises made by other office space tenants in the Building. Landlord shall, within thirty (30) days after Landlord receives Tenant's request for Landlord's determination as to whether a proposed subtenant or assignee is a Qualified Transferee, advise Tenant in writing, as to whether such proposed subtenant or assignee is a Qualified Transferee.

          5. Notwithstanding anything to the contrary in this Paragraph B contained:

               (a) If Tenant is in default, after the giving of any applicable notice and the expiration of any applicable grace period, of its obligations under the Lease at the time that it makes the aforesaid offer to Landlord, such default shall be deemed to be a "reasonable" reason for Landlord withholding its consent to any proposed subletting or assignment; and

               (b) If, with respect to a Recapture Transaction, Tenant does not enter into a sublease with a subtenant (or an assignment to an assignee, as the case may be) approved by Landlord, as aforesaid, on or before the date which is one hundred (100) days after the earlier of: (x) the expiration of said fifteen (15) business day period, or (y) the dare that Landlord notifies Tenant that Landlord will not accept Tenant's offer to terminate the Lease, then Landlord shall have the right arbitrarily to withhold its consent to any subletting or assignment proposed to be entered into by Tenant after the expiration of said one hundred (100) day period unless Tenant again offers, in accordance with this Paragraph B, to terminate in respect of the portion of the premises proposed to be sublet (or in respect of the entirety of the premises, as the case may be). If Tenant shall make any subsequent offers to terminate the Lease pursuant to this Paragraph B, any such subsequent offers shall be treated in all respects as if it is Tenant's first offer to terminate the Lease pursuant to this Paragraph B, provided that the period of time Landlord shall have in which to accept or reject such subsequent offer shall be thirty (30) days.

          6. No subletting or assignment shall relieve Tenant of its primary obligation as party-Tenant hereunder, nor shall it reduce or increase Landlord's obligations under the Lease.

          7. Tenant shall pay to Landlord a review fee ("Consent Review Fee") in the amount of Five Hundred and 00/100 ($500.00) Dollars for any request by Tenant to Landlord for consent to sublease or assignment at the time that Tenant gives a Recapture Offer to Landlord.

     C. If Tenant is an individual who uses and/or occupies the premises with partners, or if Tenant is a partnership, then:

          (i) Each present and future partner shall be personally bound by and upon all of the covenants, agreements, terms, provisions and conditions set forth in this Lease on the part of Tenant to be performed; and

          (ii) In confirmation of the foregoing, Landlord may (but without being required to do so) request (and Tenant shall duty comply) that Tenant, at the time that Tenant admits any new partner to its partnership, shall require each such new partner to execute an agreement in form and substance satisfactory to Landlord whereby such new partner shall agree to be personally bound by and upon all of the covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be performed, without regard to the time when such new partner is admitted to partnership or when any obligations under any such covenants, etc., accrue.

     D. The listing of any name other than that of Tenant, whether on the doors of the premises or on the Building directory, or otherwise, shall not operate to vest in any such other person, firm or corporation any right or interest in this Lease or in the premises or be deemed to effect or evidence any consent of Landlord, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant.

     E. If (i) this Lease be assigned, or (ii) if the premises or any part thereof be sublet or occupied by anybody other than Tenant, and Tenant is in default beyond any applicable notice and cure periods, then, in either of such events, Landlord may, at any time and from time to time, collect rent and other charges from the assignee, subtenant or occupant, and apply the net amount collected to the rent and other charges herein reserved then due and thereafter becoming due, but no such assignment subletting occupancy or collection shall be deemed a waiver of this covenant or the acceptance of the assignee, subtenant or occupant as a tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. Any consent by Landlord to a particular assignment or subletting shall not in any way diminish the prohibition stated in the first sentence of this Article 16 or the continuing liability of the Tenant named on Exhibit 1 as the party Tenant under this Lease. No assignment or subletting shall affect the purpose for which the premises may be used as stated in Exhibit 1.

     F. Notwithstanding anything to the contrary herein contained, Tenant shall have the right, without obtaining Landlord's consent and without giving Landlord a Recapture Offer, to assign its interest in this Lease and to sublease the premises, or any portion thereof, to an Affiliated Entity, as hereinafter defined, so long as such entity remains in such relationship to Tenant, and provided that prior to or simultaneously with such assignment or sublease, such Affiliated Entity executes and delivers to Landlord an Assumption Agreement, as hereinabove defined. For the purposes hereof, an "Affiliated Entity" shall be defined as any entity which is controlled by, is under common control with, or which controls Tenant. For the purposes hereof, control shall mean the direct or indirect ownership of more than fifty (50%) percent of the beneficial interest of the entity in question.

     G. In the event of an assignment of this Lease or a sublease of the premises or any portion thereof to anyone other than an Affiliated Entity or a Permitted Successor, Tenant shall pay to Landlord fifty (50%) percent of any Net Sublease profits (as defined below), payable in accordance with the following. In the case of an assignment of this Lease, "Net Sublease Profit": (1) shall be defined as a lump sum in the amount (if any) by which any consideration paid by the assignee in consideration of or as an inducement to Tenant to make said assignment exceeds the reasonable attorneys' fees, construction costs and brokerage fees incurred by Tenant in order to effect such assignment (collectively, "Sublease Expenses"), and (2) be payable concurrently with the payment to be made by the assignee to Tenant. In the case of a sublease, "Net Sublease Profit", (3) shall be defined as a monthly amount equal to the amount by which the sublease rent and other charges payable by the subtenant to Tenant under the sublease exceed the sum of the rent and other charges payable under this Lease for the premises or allocable to the sublet portion thereof, plus a monthly amount equal to the Sublease Expenses divided by the number of months in the term of the sublease, and (4) shall be payable on a monthly basis concurrently with the subtenant's payment of rent to Tenant under the sublease.

17.  MISCELLANEOUS COVENANTS

     Tenant covenants and agrees as follows:

     17.1 Rules and Regulations. Tenant will faithfully observe and comply with the Rules and Regulations, if any, annexed hereto and such other and further reasonable Rules and Regulations as Landlord hereafter at any time or from time to time may make and may communicate in writing, to Tenant, which in the reasonable judgment of Landlord shall be necessary for the reputation, safety, care or appearance of the Building, or the preservation of good order therein, or the operation or maintenance of the Building, or the equipment thereof, or the comfort of tenants or others in the Building, provided, however, that in the case of any conflict between the provisions of this Lease and any such regulations, the provisions of this Lease shall control, and provided further that nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, contractors, visitors, invitees or licensees, but Landlord shall use reasonable efforts to enforce the same against other tenants in the Building, upon request of Tenant if such violation of any such Rules and Regulations materially adversely affects Tenant's use of the premises.

     17.2 Access to Premises-Shoring. Tenant shall: (i) permit Landlord to erect, use and maintain pipes, ducts and conduits in and through the premises, provided the same do not reduce the floor area or materially adversely affect the appearance thereof, (ii) upon prior oral notice (except that no notice shall be required in emergency situations), permit Landlord and any mortgagee of the Building or the Building and land or of the interest of Landlord therein, and any lessor under any around or underlying lease, and their representatives, to have free and unrestricted access to and to enter upon the premises at all reasonable hours for the purposes of inspection or of making repairs, replacements or improvements in or to the premises or the Building or equipment (including, without limitation, sanitary, electrical, heating, air conditioning or other systems) or of complying with all laws, orders and requirements of governmental or other authority or of exercising any right reserved to Landlord by this Lease (including the right during the process of any such repairs, replacements or improvements or while performing work and furnishing materials in connection with compliance with any such laws, orders or requirements to take upon or through, or to keep and store within, the premises all necessary materials, tools and equipment); and (iii) permit Landlord, at reasonable times, to show the premises during ordinary business hours to any existing or prospective mortgagee, ground lessor, purchaser, or assignee of any mortgage, of the Building or of the Building, and the land or of the interest of Landlord therein, and during the period of 12 months next preceding the Termination Date to any person contemplating the leasing of the premises or any part thereof. If Tenant shall not be personally present to open and permit art entry into the premises at any time when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same, without, subject to Article 15.4, rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agent shall accord reasonable case to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease. Provided that Landlord shall incur no additional expense thereby, Landlord shall exercise its rights of access to the premises permitted under any of the terms and provisions of this Lease in such manner and at such times as to minimize to the extent practicable interference with Tenant's use and occupation of the premises. If an excavation shall be made upon land adjacent to the premises or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the premises for the purpose of doing such work as said person shall deem necessary to preserve the Building from injury or damage and to support the same by proper foundations without any claims for damages or indemnity against Landlord, or diminution or abatement of rent.

     17.3 Accidents to Sanitary and Other Systems. Tenant shall give to Landlord prompt notice of any fire or accident in the premises within or passing through the premises and of any damage to, or defective condition in, any part or appurtenance of the Building including, without limitation, sanitary, electrical, ventilation, heating and air conditioning or other systems located in, or passing through, the premises of which Tenant has knowledge. Except as otherwise provided in Articles 18 and 20, and subject to Tenant's obligations in
Article 14, such damage or defective condition shall be remedied by Landlord with reasonable diligence, but if such damage or defective condition was caused by Tenant or by the employees, licensees, contractors or invitees of Tenant, the cost to remedy the same shall be paid by Tenant, subject to Article 19. In addition, all reasonable costs incurred by Landlord in connection with the investigation of any notice given by Tenant shall be paid by Tenant if the reported damage or defective condition was caused by Tenant or by the employees, licensees, contractors, or invitees of Tenant. Subject to Articles 8.8 and 15.6: (i) Tenant shall not be entitled to claim any damages arising from any such damage or defect unless the same shall have been occasioned by the negligence or willful misconduct of the Landlord, its agents, servants, employees, or contractors, and (ii) Tenant shall not be entitled to claim any eviction from the premises arising from such damage or defect unless the same shall have been occasioned by the negligence or willful misconduct of the Landlord, its agents, servants, employees, or contractors, and shall not, after notice to Landlord of the condition claimed to constitute negligence, have been cured or corrected within a reasonable time after such notice has been received by Landlord.

     17.4 Signs, Blinds and Drapes.

          (a) Tenant shall put no signs in any part of the Building. No signs or blinds may be put on or in any window or elsewhere if visible from the exterior of the Building, nor may the building standard drapes or blinds be removed by Tenant. Notwithstanding the foregoing, Tenant shall have the right, during the term of the Lease, to use up to Tenant's proportionate share of the Building directory to list Tenant's name and the names of Tenant's employees and Landlord shall initially install the same at its cost. The initial listing of Tenant's name and the names of Tenant's employees shall be at Landlord's cost and expense. Any changes, replacements or additions by Tenant to such directory shall be at Tenant's sole cost and expense. In addition, Landlord shall, at its cost, install a Building standard tenant identification sign at the entrance door of Tenant's premises. If Tenant desires to install a tenant identification sign at the entrance door of Tenant's premises which is in excess of building standard, Landlord shall, provided that Landlord has consented to such signage (which consent shall not be unreasonably withheld), install such signage and Tenant shall pay to Landlord the amount by which the cost of such signage incurred by Landlord exceeds the cost which Landlord would have incurred had Landlord installed Building, standard tenant identification sign for Tenant.

          (b) Tenant may hang its own drapes, provided that they shall not in any way interfere with the building standard drapery or blinds or be visible from the exterior of the Building and that such drapes are so hung and installed that when drawn, the building standard drapery or blinds are automatically also drawn. Any signs or lettering in the public corridors or on the doors shall conform to Landlord's building standard design.

          (c) Neither Landlord's name, nor the name of the Building or any Center, Office Park or other Park of which the Building is a part, or the name of any other structure erected therein shall be used without Landlord's consent in any advertising material (except on business stationery or as an address in advertising matter), nor shall any such name, as aforesaid be used in any undignified, confusing, detrimental or misleading manner.

     17.5 Estoppel Certificate. Tenant shall at any time and from time to time upon not less than fifteen (15) days' prior notice by Landlord to Tenant, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Yearly Rent and other charges have been paid in advance, if any, stating whether or not Landlord is in default in performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default and such other facts as Landlord may reasonably request, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser of the Building or of the Building and the land or of any interest of Landlord therein, any mortgagee or prospective mortgagee thereof, any lessor or prospective lessor thereof, any lessee or prospective lessee thereof, or any prospective assignee of any mortgagee thereof. Time is of the essence in respect of any such requested certificate, Tenant hereby acknowledging the importance of such certificates in mortgage financing arrangements, prospective sale and the like.

     17.6 Prohibited Materials and Property. Tenant shall not bring, or permit to be brought or kept in or on the premises or elsewhere in the Building
(i) any inflammable, combustible or explosive fluid, material, chemical or substance including, without limitation, any hazardous substances as defined under Massachusetts General Laws chapter 21E, the Federal Comprehensive Environmental Response Compensation and Liability Act (CERCLA), 42 USC (S)9601 et. seq., as amended, under Section 3001 of the Federal Resource Conservation and Recovery Act of 1976, as amended, or under any regulation of any governmental authority regulating environmental or health matters (except for standard office supplies stored in proper containers), (ii) any materials, appliances or equipment (including, without limitation, materials, appliances and equipment selected by Tenant for the construction or other preparation of the premises and furniture and carpeting) which pose any danger to life, safety or healthy or may cause damage, injury or death; or (iii) any unique, unusually valuable, rare or exotic property, work of art or the like unless the same is fully insured under all-risk coverage. Nor shall Tenant cause or permit any potentially harmful air emissions, odors of cooking or other processes, or any unusual or other objectionable odors or emissions to emanate from or permeate the premises.

     17.7 Requirements of Law-Fines and Penalties. Tenant at its sole expense shall comply with all laws, rules, orders and regulations (the "Laws"), including, without limitation, all energy-related requirements, of Federal, Stare, County and Municipal Authorities and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Landlord or Tenant with respect to or arising out of Tenant's particular use or occupancy of the premises. Tenant shall reimburse and compensate Landlord for all expenditures made by, or damages or fines sustained or incurred by, Landlord due to nonperformance or noncompliance with or breach or failure to observe any item, covenant, or condition of this Lease upon Tenant's part to be kept, observed, performed or complied with. If Tenant receives notice of any violation of law, ordinance, order or regulation applicable to the premises, it shall give prompt notice thereof to Landlord. Landlord shall comply with any laws, rules, orders, regulations energy requirements and with any direction of any public office or officer relating to the maintenance or operation of the Building as an office building, and the costs so incurred by Landlord shall be included in Operating Costs in accordance with the provisions of Article 9.

     17.8 Tenant's Acts-Effect an Insurance. Tenant shall not do or permit to be done any act or thing upon the premises or elsewhere in the Building which will invalidate or be in conflict with any insurance policies covering the Building and the Fixtures and property therein; and shall not do, or permit to be done, any act or thing upon the premises which shall subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon said premises or for any other reason. Tenant at its own expense shall comply with all rules, orders, regulations and requirements of the Board of Fire Underwriters, or any other similar body having jurisdiction, and shall not (i) do, or permit anything to be done, in or upon the premises, or bring or keep anything therein, except as now or hereafter permitted by the Fire Department, Board of Underwriters, Fire Insurance Rating Organization, or other authority having jurisdiction, and then only in such quantity and manner of storage as will not increase the rate for any insurance applicable to the Building, or (ii) use the premises in a manner which shall increase such insurance rates on the Building, or on property located therein, over that applicable when Tenant first took occupancy of the premises hereunder. If by reason of the failure of Tenant to comply with the provisions hereof the insurance rate applicable to any policy of insurance shall at any time thereafter be higher than it otherwise would be, the Tenant shall reimburse Landlord for that part of any insurance premiums thereafter paid by Landlord, which shall have been charmed because of such failure by Tenant. Landlord agrees that the use of the premises, as opposed to the manner of use of the premises, for general office use will not invalidate, conflict with or Cause an increase in premiums under any insurance policies carried by Landlord.

     17.9 Miscellaneous. Tenant shall not suffer or permit the premises or any fixtures, equipment or utilities therein or serving the same, to be overloaded, damaged or defaced, nor, except as provided in Article 12, permit any hole to be drilled or made in any part thereof. Tenant shall not suffer or permit any employee, contractor, business invitee or visitor to violate any covenant, agreement or obligations of the Tenant under this Lease.

18.  DAMAGE BY FIRE, ETC.

     (a) During the entire term of this Lease, and adjusting insurance coverages to reflect current values from time to time:--(i) Landlord shall keep the Building (excluding work, installations, improvements and betterments in the premises which exceed the specifications provided in Exhibit 3, [called "Over-Building-Standard Property"] and any other property installed by or at the expense of Tenant) insured against loss or damage caused by any peril covered under fire, extended coverage and all risk insurance in an amount equal to one hundred percent (100%) replacement cost value above foundation walls; and (ii) Tenant shall keep its personal property in and about the premises and the Over-Building-Standard Property insured against loss or damage caused by any peril covered under fire, extended coverage and all risk insurance in an amount equal to one hundred percent (100%) replacement cost value. Such Tenant's insurance shall insure the interests of both Landlord and Tenant as their respective interests may appear from time to time and shall name Landlord as in additional insured; and the proceeds thereof shall be used only for the replacement or restoration of such personal property and the Over-Building-Standard Property.

     (b) If any portion of the Building, required to be insured by Landlord under the precedence paragraph shall be damaged by fire or other insured casualty, Landlord shall proceed with diligence, subject to the then applicable statutes, building codes, zoning ordinances, and regulations of any governmental authority, and at the expense of Landlord (but only to the extent of insurance proceeds made available to Landlord by any mortgagee and/or around lessor of the real property of which the premises are a part, plus any deductible) to repair or cause to be repaired such damage, provided, however, in respect of any over-Building Standard Property as shall have been damaged by such Fire or other casualty and which (in the judgment of Landlord) can more effectively be repaired as an integral part of Landlord's repair work on the premises, that such repairs to such Tenant's alterations, decorations, additions and improvements shall be performed by Landlord but at Tenant's expense; in all other respects, all repairs to and replacements of Tenant's property and Over-Building-Standard Property shall be made by and at the expense of Tenant.

     (c) If the premises or any part thereof shall have been rendered unfit for use and occupation hereunder by reason of such damage or Tenant shall have no reasonable means of access to the premises, the Yearly Rent and any other additional rent and other charges due hereunder or a just and proportionate part thereof, according to the nature and extent to which the premises shall have been so rendered unfit or inaccessible, shall be suspended or abated until the premises (except as to the property which is to be repaired by or at the expense of Tenant) shall have been restored as nearly as practicably may be to the condition in which they were immediately prior to such fire or other casualty and Tenant has a reasonable means of access to the same.

     (d) Tenant agrees to cooperate with Landlord in such manner as Landlord may reasonably request in assisting Landlord in collecting insurance proceeds due in connection with any casualty which affects the premises. Landlord shall not be liable for delays in the making of any such repairs which are due to government regulation, casualties and strikes, unavailability of labor and materials, and other causes beyond the reasonable control of Landlord, nor shall Landlord be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting from delays in repairing such damage.

     (e) If (i) the premises are so damaged by fire or other casualty (whether or not insured) at any time during the last eighteen (18) months of the term hereof that the cost to repair such damage is reasonably estimated to exceed one half (1/2) of the total Yearly Rent payable hereunder for the period from the estimated date of restoration until the Termination Date, or (ii) the Building (whether or not including any portion of the premises) is so damaged by fire or other casualty (whether or not insured) that substantial alteration or reconstruction or demolition of the Building shall in Landlord's judgment be required, then and in either of such events, this Lease and the term hereof may be terminated at the election of Landlord by a notice in writing of its election so to terminate which shall be given by Landlord to Tenant within sixty (60) days following such fire or other casualty, the effective termination date of which shall be not less than thirty (30) days after the day on which such termination notice is received by Tenant. For purposes of the foregoing sentence, the term "substantial alteration or reconstruction or demolition" shall mean alteration, reconstruction or demolition, which in Landlord's good faith judgment, would take more than one hundred eighty (180) days to repair from the date of commencement of the work if Landlord used reasonable efforts to complete such work. In addition, Landlord's termination right under clause (ii) shall apply only if the leases of all other tenants which are similarly situated to Tenant in the Building are terminated.

     (f) If any portion of the premises or any portion of the Building shall be damaged or destroyed by fire or other casualty to the extent that the operation of Tenant's business in the premises in the normal course is materially adversely affected, then, within thirty (30) days of such fire or other casualty, Landlord shall submit to Tenant a reasonable engineering estimate as to the estimated length of time co complete such repairs. If the time period ("Estimated Restoration Period") set forth in such estimate shall exceed one hundred eighty (180) days of the date of such casualty, Tenant may elect, by a notice sent within Fifteen (15) days after notice of such estimate is sent to Tenant, to terminate this Lease. If such estimate shall fall within the 180-day limit, Tenant shall have no such right to terminate and Landlord shall, subject to the provisions of this Article 18, proceed with due diligence and promptness to reasonably complete the repairs or restoration within such one hundred eighty
(180) days, subject always to delay for causes beyond Landlord's reasonable control including, but not limited to the causes specified in Article 26 hereof, and the other limitations set forth in this Article 18.

     (g) In the event that the premises or the Building are damaged by fire or other casualty to such an extent so as to render the premises untenantable, and if Landlord shall fail, for any reason other than Tenant's fault, to substantially complete said repairs or restoration on or before the date ("Outside Date") which is the later of the last day of the Estimated Restoration Period or one hundred fifty (150) days after the date of such fire or other casualty, Tenant may terminate this Lease by living Landlord written notice as follows:

         (i)    Said notice shall be given after the Outside Date:

         (ii) Said notice shall set forth an effective date which is not earlier than thirty (30) days after Landlord receives said notice:

         (iii) If said repairs or restoration are substantially complete on or before the date thirty (30) days (which thirty-(30)-day period shall be extended by the length of any delays caused by Tenant or Tenant's contractors) after Landlord receives such notice, said notice shall have no further force and effect; and

         (iv) If said repairs or restoration are not substantially complete on or before the date thirty (30) days (which thirty-(30)-day period shall be extended by the length of any delays caused by Tenant or Tenant's contractors) after Landlord receives such notice, the Lease shall terminate as of said effective date.

     (h) In the event of any termination, this Lease and the term hereof shall expire as of such effective termination date as though that were the Termination Date as stated in Exhibit I and the Yearly Rent shall be apportioned as of such date; and if the premises or any part thereof shall have been rendered unfit or inaccessible for use and occupation by reason of such damage the Yearly Rent for the period from the date of the fire or other casualty to the effective termination date, or a just and proportionate part thereof, according to the nature and extent to which the premises shall have been so rendered unfit or inaccessible, shall be abated.

19.  WAIVER OF SUBROGATION

     In any case in which Tenant shall be obligated to pay to Landlord any loss, cost damage, liability, or expense suffered or incurred by Landlord, Landlord shall allow to Tenant as an offset against the amount thereof (i) the net proceeds of any insurance collected by Landlord for or on account of such loss, cost, damage, liability or expense, provided that the allowance of such offset does not invalidate or prejudice the policy or policies under which such proceeds were payable, and (ii) the amount of any loss, cost, damage, liability or expense caused by a peril covered by the broadest form of property insurance generally available in property in buildings of the type of the Building whether or not actually procured by Landlord.

     In any case in which Landlord or Landlord's managing agent shall be obligated to pay to Tenant any loss, cost, damage, liability or expense suffered or incurred by Tenant, Tenant shall allow to Landlord or Landlord's managing agent, as the case may be, as an offset against the amount thereof (i) the net proceeds of any insurance collected by Tenant for or on account of such loss, cost damage, liability, or expense, provided that the allowance of such offset does not invalidate the policy or policies under which such proceeds were payable and (ii) the amount of any loss, cost, damage, liability or expense caused by a peril covered by the broadest form of property insurance generally available in property in buildings of the type of the Building, whether or not actually procured by Tenant.

     The parties hereto shall each procure an appropriate clause in, or endorsement on, any property insurance policy covering the premises and the Building and personal property, fixtures and equipment located thereon and therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery in favor of either party, its respective agents or employees. Having obtained such clauses and/or endorsements, each party hereby agrees that it will not make any claim against or seek to recover from the other or its agents or employees for any loss or damage to its property or the property of others resulting from fire or other perils covered by such property insurance.

20.  CONDEMNATION - EMINENT DOMAIN

     In the event that the premises or any part thereof, or the whole or any part of the Building shall be taken or appropriated by eminent domain or shall be condemned for any public or quasi-public use, or (by virtue of any such taking appropriation or condemnation) shall suffer any damage (direct or indirect or consequential) for which Landlord or Tenant shall be entitled to compensation, then (and in any such event) this Lease and the term hereof may be terminated at the election of Landlord by a notice in writing of its election so to terminate which shall be given by Landlord to Tenant within sixty (60) days foregoing the date on which Landlord shall have received notice of such taking, appropriation or condemnation. In the event that a substantial part of the premises or of the means of access thereto shall be so appropriated or condemned, then (and in any such event) this Lease and the term hereof may be terminated at the election of Tenant by a notice in writing of its election so to terminate which shall be given by Tenant to Landlord within sixty (60) days following the date on which Tenant shall have received notice of such taking appropriation or condemnation.

     Upon the giving of any such notice of termination (either by Landlord or Tenant) this Lease and the term hereof shall terminate on or retroactively as of the date on which Tenant shall be required to vacate any part of the premises or shall be deprived of a substantial part of the means of access thereto, provided, however, that Landlord may in Landlord's notice elect to terminate this Lease and the term hereof retroactively as of the dare on which such taking appropriation or condemnation became legally effective. In the event of any such termination, this Lease and the term hereof shall expire as of such effective termination date as though that were the Termination Date as stated in
Exhibit 1, and the Yearly Rent, additional rent and all other charges due hereunder shall be apportioned as of such date. If neither party (having the right so to do) elects to terminate Landlord will, with reasonable diligence and at Landlord's expense, restore the remainder of the premises, the Building and the remainder of the means of access, as nearly as practicably may be to the same condition as obtained prior to such taking appropriation or condemnation in which event (i) the Total Rentable Area shall be adjusted as in Exhibit 5 provided, (ii) a just proportion of the Yearly Rent, according to the nature and extent of the taking, appropriation or condemnation and the resulting permanent injury to the premises and the means of access thereto, shall be permanently abated, and (iii) a just proportion of the remainder of the Yearly Rent, additional rent and all other charges due hereunder according to the nature and extent of the taking appropriation or condemnation and the resultant injury sustained by the premises and the means of access thereto, shall be abated until what remains of the premises and the means of access thereto shall have been restored as fully as may be for permanent use and occupation by Tenant hereunder. Except for any award specifically reimbursing Tenant for moving or relocation expenses, there are expressly reserved to Landlord all rights to compensation and damages created, accrued or accruing by reason of any such taking, appropriation or condemnation, in implementation and in confirmation of which Tenant does hereby acknowledge that Landlord shall be entitled to receive all such compensation and damages, grant to Landlord all and whatever rights (if any) Tenant may have to such compensation and damages, and agree to execute and deliver all and whatever further instruments of assignment as Landlord may from time to time request. In the event of any taking of the premises or any part thereof for temporary (i.e., not in excess of one (1) year) use, (i) this Lease shall be and remain unaffected thereby, and (ii) Tenant shall be entitled to receive for itself any award made to the extent allocable to the premises in respect of such taking, on account of such use, provided, that if any taking is for a period extending beyond the term of this Lease, such award shall be apportioned between Landlord and Tenant as of the Termination Date or earlier termination of this Lease.

21.  DEFAULT

     21.1 Conditions of Limitation - Re-entry - Termination. This Lease and the herein term and estate are, upon the condition that if (a) subject to
Article 21.7, Tenant shall neglect or fail to perform or observe any of the Tenant's covenants or agreements herein, including (without limitation) the covenants or agreements with regard to the payment when due of rent, additional charges, or any other charge payable by Tenant to Landlord (all of which shall be considered as part of Yearly Rent for the purposes of invoking Landlord's statutory or other rights and remedies in respect of payment defaults); or (b) Tenant shall be involved in financial difficulties as evidenced by an admission in writing by Tenant of Tenant's inability to pay its debts generally as they become due, or by the making or offering to make a composition of its debts with its creditors; or (c) Tenant shall make an assignment or trust mortgage, or other conveyance or transfer of like nature, of all or a substantial part of its property for the benefit of its creditors, or (d) the leasehold hereby created shall be taken on execution or by other process of law and shall not be revested in Tenant within thirty (30) days thereafter; or (e) a receiver, sequesterer, trustee or similar officer shall be appointed by a court of competent jurisdiction to take charge of all or any part of Tenant's property and such appointment shall not be vacated within ninety (90) days; or (f) any proceeding shall be instituted by or against Tenant pursuant to any of the provisions of any Act of Congress or State law relating to bankruptcy, reorganizations, arrangements, compositions or other relief from creditors, and in the case of any proceeding instituted against it, if Tenant shall fail to have such proceedings dismissed within ninety (90) days or if Tenant is adjudged bankrupt or insolvent as a result of any such proceeding, or (g) any event shall occur or any contingency shall arise whereby this Lease, or the term and estate thereby created, would (by operation of law or otherwise) devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted under Article 16 hereof - then, and in any such event (except as hereinafter in Article 21.2 otherwise provided) Landlord may, by notice to Tenant, elect to terminate this Lease; and thereupon (and without prejudice to any remedies which might otherwise be available for arrears of rent or other charges due hereunder or preceding breach of covenant or agreement and without prejudice to Tenant's liability for damages as hereinafter stated), upon the giving of such notice, this Lease shall terminate as of the date specified therein as though that were the Termination Date as stated in
Exhibit 1. Without being taken or deemed to be guilty of any manner of trespass or conversion, and without being liable to indictment, prosecution or damages therefor, Landlord may, in any manner permitted by law, enter into and upon the premises (or any part thereof in the name of the whole); repossess the same as of its former estate; and expel Tenant and those claiming under Tenant. Wherever "Tenant" is used in subdivisions (b), (c), (d) and (e) of this Article 21.1, it shall be deemed to include any one of (i) any corporation of which Tenant is a controlled subsidiary and (ii) any guarantor of any of Tenant's obligations under this Lease. The words "re-entry" and "re-enter" as used in this Lease are not restricted to their technical legal meanings.

     21.2 Landlord's Reletting Efforts. Landlord agrees to use reasonable efforts to relet the premises after Tenant vacates the premises in the event that the Lease is terminated based upon a default by Tenant hereunder.
Marketing of Tenant's premises in a manner similar to the manner in which Landlord markets other premises within Landlord's control in the Building shall be deemed to have satisfied Landlord's obligation to use "reasonable efforts." In no event shall Landlord be required to (i) solicit or entertain negotiations with any other prospective tenants for the premises until Landlord obtains full and complete possession of the premises including, without limitation, the final and unappealable legal right to re-let the premises free of any claim of Tenant,
(ii) relet the premises before leasing other vacant space in the Building or in Three Apple Hill, or (iii) lease the premises for a rental less than the current fair market rental then prevailing for similar office space in the Building.

     21.3 Damages - Termination. Upon the termination of this Lease under the provisions of this Article 21, then except as hereinabove in Article 21.2 otherwise provided, Tenant shall pay to Landlord the rent and other charges payable by Tenant to Landlord up to the time of such termination, shall continue to be liable for any preceding breach of covenant, and in addition, shall pay to Landlord as damages, at the election of Landlord either:

          (x) the amount by which, at the time of the termination of this Lease (or at any time thereafter if Landlord shall have initially elected damages under subparagraph (y) below), (i) the aggregate of the rent and other charges projected over the period commencing with such termination and ending on the Termination Date as stated in Exhibit 1 exceeds (ii) the aggregate projected rental value of the premises for such period including projected Tax Excess and Operating, Expense Excess payments:

or:

          (y) amounts equal to the rent and other charges which would have been payable by Tenant had this Lease not so terminated, payable upon the due dates therefor specified herein following such termination and until the Termination Date as specified in Exhibit 1, provided, however, if Landlord shall re-let the premises during such period, that Landlord shall credit Tenant with the net rents received by Landlord from such re-letting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such re-letting, the expenses incurred or paid by Landlord in terminating this Lease, as well as the expenses (incurred in good faith) of re-letting, including altering and preparing the premises for new tenants, brokers' commissions, and all other similar and dissimilar expenses properly chargeable against the premises and the rental therefrom, it being understood that any such re-letting may be for a period equal to or shorter or longer than the remaining term of this Lease; and provided, further, that (i) in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder and (ii) in no event shall Tenant be entitled in any suit for the collection of damages pursuant to this Subparagraph (y) to a credit in respect of any net rents from a re-letting except to the extent that such net rents are actually received by Landlord prior to the commencement of such suit. If the premises or any part thereof should be re-let in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such re-letting and of the expenses of re-letting.

     In calculating the rent and other charges under Subparagraph (x), above, there shall be included, in addition to the Yearly Rent, Tax Excess and Operating Expense Excess and all other considerations agreed to be paid or

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

performed by Tenant, on the assumption that all such amounts and considerations would have remained constant (except as herein otherwise provided) for the balance of the full term hereby granted.

     Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been terminated hereunder.

     Nothing herein contained shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant.

     21.4  Fees and Expenses.

           (a) If Tenant shall default in the performance of any covenant on Tenant's part to be performed as in this Lease contained, Landlord may, if Tenant has not cured such default within fifteen (15) days of Tenant's receipt of written notice from Landlord (or such longer period as Tenant may reasonably require to cure such default provided that Tenant commences to cure such default within such fifteen (15) day period and diligently prosecutes such cure to completion), perform the same for the account of Tenant. Notwithstanding the foregoing, in emergency situations. Landlord may exercise its right to cure Tenant's default without giving Tenant any prior notice. If Landlord at any time is compelled to pay or elects to pay any sum of money, or do any act which will require the payment of any sum of money, by reason of the failure of Tenant to comply with any provision hereof, or if Landlord is compelled to or does incur any expense, including reasonable attorneys' fees, in instituting, prosecuting, and/or defending any action or proceeding instituted by reason of any default of Tenant hereunder, Tenant shall on demand pay to Landlord by way of reimbursement the sum or sums so paid by Landlord with all costs and damages, plus interest computed as provided in Article 6 hereof.

           (b) Tenant shall pay Landlord's cost and expense, including reasonable attorneys' fees, incurred (i) in enforcing any obligation of Tenant under this Lease or (ii) as a result of Landlord, without its fault, being made party to any litigation pending by or against Tenant or any persons claiming through or under Tenant. Tenant shall not be obligated to make any payment co Landlord of any attorneys' fees incurred by Landlord unless judgment is entered (final, and beyond appeal) in favor of Landlord. Landlord shall pay, upon demand by Tenant, reasonable attorneys' fees incurred by Tenant in connection with any lawsuit between Landlord and Tenant where judgment is entered (final, and beyond appeal) in favor of Tenant.

     21.5 Waiver of Redemption. Tenant does hereby waive and surrender all rights and privileges which it might have under or by reason of any present or future law to redeem the premises or to have a continuance of this Lease for the term hereby demised after being dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

     21.6 Landlord's Remedies Not Exclusive. The specified remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any remedies or means of redress to which Landlord may at any time be lawfully entitled, and Landlord may invoke any remedy (including the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

     21.7 Grace Period. Notwithstanding anything to the contrary in this Article contained, Landlord agrees not to take any action to terminate this Lease (a) for default by Tenant in the payment when due of any sum of money, if Tenant shall cure such default within ten (10) days after written notice thereof is given by Landlord to Tenant, provided, however, that no such notice need be given and no such default in the payment of money shall be curable if on two (2) prior occasions during the previous twelve (12)-month period there had been a default in the payment of money which had been cured after notice thereof had been given by Landlord to Tenant as herein provided or (b) for default by Tenant in the performance of any covenant other than a covenant to pay a sum of money, if Tenant shall cure such default within a period of thirty (30) days after written notice thereof given by Landlord to Tenant (except where the nature of the default is such that remedial action should appropriately take place sooner, as indicated in such written notice), or within such additional period as may reasonably be required to cure such default if (because of governmental restrictions or any other cause beyond the reasonable control of Tenant) the default is of such a nature that it cannot be cured within such thirty-(30)-day period, provided, however, (1) that there shall be no extension of time beyond such thirty-(30)-day-period for the curing of any such default unless, not more than ten (10) days after the receipt of the notice of default, Tenant in writing (i) shall specify the cause on account of which the default cannot be cured during such period and shall advise Landlord of its intention duly to institute all steps necessary to cure the default and (ii) shall, as soon as reasonably practicable, duly institute and thereafter diligently prosecute to completion all steps necessary to cure such default and, (2) that no notice of the opportunity to cure a default need be given, and no grace period whatsoever shall be allowed to Tenant, if the event allowing Landlord to terminate the Lease is a condition described in Articles
21.1 (b), (c), (d) and (e).

     Notwithstanding anything to the contrary in this Article 21.7 contained, except to the extent prohibited by applicable law, any statutory notice and grace periods provided to Tenant by law are hereby expressly waived by Tenant.

22.  END OF TERM - ABANDONED PROPERTY

     Upon the expiration or other termination of the term of this Lease, Tenant shall peaceably quit and surrender to Landlord the premises and all alterations and additions thereto, broom clean, in good order, repair and condition (except as provided herein and in Articles 8.7, 18 and 20) excepting only ordinary wear and use and damage by fire or other casualty and taking by eminent domain. Tenant shall remove all of its property and, to the extent specified by Landlord, all alterations and additions made by Tenant and all partitions wholly within the premises and shall repair any damages to the premises or the Building caused by their installation or by such removal. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

     Tenant will remove any personal property from the Building and the premises upon or prior to the expiration or within ten (10) days of any earlier termination of this Lease and any such property which shall remain in the Building or the premises thereafter shall be conclusively deemed to have been abandoned, and may either be retained by Landlord as its property or sold or otherwise disposed of in such manner as Landlord may see fit. If any part thereof shall be sold, that Landlord may receive and regain the proceeds of such sale and apply the same, at its option, against the expenses of the sale, the cost of moving and storage, any arrears of Yearly Rent, additional or other charges payable hereunder by Tenant to Landlord and any damages to which Landlord may be entitled under Article 21 hereof or pursuant to law.

     If Tenant or anyone claiming under Tenant shall remain in possession of the premises or any part thereof after the expiration or prior termination of the term of this Lease without any agreement in writing between Landlord and Tenant with respect thereto, then, prior to the acceptance of any payments for rent or use and occupancy by Landlord, the person remaining in possession shall be deemed a tenant-at-sufferance. Whereas the parties hereby acknowledge that Landlord may need the premises after the expiration or prior termination of the term of the Lease for other tenants and that the damages which Landlord may suffer as the result of Tenant's holding-over cannot be determined as of the Execution Date hereof, in the event that Tenant so holds over, Tenant shall pay to Landlord in addition to all rental and other charges due and accrued under the Lease prior to the date of termination, charges (based upon fair market rental value of the premises) for use and occupation of the premises thereafter and, in addition to such sums and any and all other rights and remedies which Landlord may have at law or in equity, an additional use and occupancy charges in the amount of fifty percent (50%) of either the Yearly Rent and other charges calculated (on a daily basis) at the highest rate payable under the terms of this Lease, but measured from the day on which Tenant's hold-over commenced and terminating on the day on which Tenant vacates the premises or the fair market value of the premises for such period, whichever is greater. In addition, Tenant shall save Landlord, its agents and employees, harmless and will exonerate, defend and indemnify Landlord, its agents and employees, from and against any and all damages which Landlord may suffer on account of Tenant's hold-over in the premises after the expiration or prior termination of the term of the Lease.

23.  SUBORDINATION

     (a) Subject to any mortgagee's or ground lessor's election, as hereinafter provided for, this Lease is subject and subordinate in all respects to ail matters of record (including, without limitation, deeds and land disposition agreements), ground leases and/or underlying leases, and all mortgages, any of which may now or hereafter be placed on or affect such leases and/or the real property of which the premises are a part, or any part of such real property, and/or Landlord's interest or estate therein, and to each advance made and/or hereafter to be made under any such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor. This Article 23 shall be self-operative and no further instrument or subordination shall be required. In confirmation of such subordination, Tenant shall execute, acknowledge and deliver promptly any certificate or instrument that Landlord and/or any mortgagee and/or lessor under any ground or underlying lease and/or their respective successors in interest may request, provided that such certificate or instrument is in a commercially reasonable form. Notwithstanding anything to the contrary in this Article 23 contained as to any future mortgages, ground leases, and/or underlying lease or deeds of trust, the herein provided subordination and attornment shall be effective only if the mortgagee, ground lessor or trustee therein, as the case may be, agrees, by a written instrument in recordable form and in the customary form of such mortgagee, ground lessor, or trustee with such commercially reasonable modifications as Tenant may request ("Nondisturbance Agreement") that, as long as Tenant shall not be in terminable default of the obligations on its part to be kept and performed under the terms of his Lease, this Lease will not be affected and Tenant's possession hereunder will not be disturbed by any default in, termination, and/or foreclosure of, such mortgage, ground lease, and/or underlying lease or deed of trust, as the case may be. Landlord represents and warrants to Tenant that, as of the Execution Date of this Lease, there are no mortgages, ground leases, or underlying leases encumbering the real property or which the premises are a party.

     (b) Any such mortgagee or ground lessor may from time to time subordinate or revoke any such subordination of the mortgage or ground lease held by it to this Lease. Such subordination or revocation, as the case may be, shall be effected by written notice to Tenant and by recording an instrument of subordination or of such revocation, as the case may be, with the appropriate registry of deeds or land records and to be effective without any further act or deed on the part of Tenant. In confirmation of such subordination or of such revocation, as the case may be, Tenant shall execute, acknowledge and promptly deliver any certificate or instrument that Landlord, any mortgagee or ground lessor may request, provided that such certificate or instrument is in a commercially reasonable form.

     (c) Without limitation of any of the provisions of this Lease, if any ground lessor or mortgagee shall succeed to the interest of Landlord by reason of the exercise of its rights under such ground lease or mortgage (or the acceptance of voluntary conveyance in lieu thereof) or any third party (including, without limitation, any foreclosure purchaser or mortgage receiver) shall succeed to such interest by reason of any such exercise or the expiration or sooner termination of such ground lease, however caused, then such successor shall succeed to the interest of Landlord under this Lease, provided, however, that such successor shall not: (i) be liable for any previous act or omission of Landlord under this Lease; (ii) be subject to any offset, defense, or counterclaim which shall theretofore have accrued to Tenant against Landlord;
(iii) have any obligation with respect to any security deposit unless it shall have been paid over, credited to, or physically delivered to such successor; or
(iv) be bound by any previous modification of this Lease or by any previous payment of Yearly Rent for a period greater than one (1) month, made without such ground lessor's or mortgagee's consent where such consent is required by applicable ground lease or mortgage documents, in either case, if Tenant has received prior written notice of the interest of such around lessor or mortgagee. In the event of such succession to the interest of the Landlord -- and notwithstanding that any such mortgage or ground lease may antedate this Lease -- the Tenant shall attorn to such successor and shall ipso facto be and become bound directly to such successor in interest to Landlord to perform and observe all the Tenant's obligations under this Lease without the necessity of the execution of any further instrument. Nevertheless, Tenant agrees at any time and from time to time during the term hereof to execute a suitable instrument in confirmation of Tenant's agreement to attorn, as aforesaid, provided that such instrument is in a commercially reasonable form.

     (d) The term "mortgage(s)" as used in this Lease shall include any mortgage or deed of trust. The term "mortgagee(s)" as used in this Lease shall include any mortgagee or any trustee and beneficiary under a deed of trust or receiver appointed under a mortgage or deed of trust. The term "mortgagor(s)" as used in this Lease shall include any mortgagor or any grantor under a deed of trust.

     (e) Notwithstanding anything to the contrary contained in this Article 23, if all or part of Landlord's estate and interest in the real property of which the premises are a part shall be a leasehold estate held under a around lease, then: (i) the foregoing, subordination provisions of this Article 23 shall not apply to any mortgages of the fee interest in said real property to which Landlord's leasehold estate is not otherwise subject and subordinate; and (ii) the provisions of this Article 23 shall in no way waive, abrogate or otherwise affect any agreement by any ground lessor (x) not to terminate this Lease incident to any termination of such around lease prior to its term expiring or
(y) not to name or join Tenant in any action or proceeding by such ground lessor to recover possession of such real property or for any other relief.

     (f) In the event of any failure by Landlord to perform, fulfill or observe any agreement by Landlord herein, in no event will the Landlord be deemed to be in default under this Lease permitting Tenant to exercise any or all rights or remedies under this Lease until the Tenant shall have given written notice, which may be concurrent with any notice to Landlord, of such failure to any mortgagee (ground lessor and/or trustee) of which Tenant shall have been advised and until a reasonable period of time shall have elapsed following the giving of such notice, during which such mortgagee (ground lessor and/or trustee) shall have the right, but shall not be obligated, to remedy such failure.

24.  QUIET ENJOYMENT

     Landlord covenants that if, and so long as, Tenant is not in default beyond any applicable and cure periods, Tenant shall quietly enjoy the premises from and against the claims of all persons claiming by, through or under Landlord subject, nevertheless, to the covenants, agreements, terms, provisions and conditions of this Lease and to the mortgages, ground leases and/or underlying leases to which this Lease is subject and subordinate, as hereinabove set forth.

25.  ENTIRE AGREEMENT - WAIVER - SURRENDER

     25.1 Entire Agreement. This Lease and the Exhibits made a part hereof contain the entire and only agreement between the parties and any and all statements and representations, written and oral, including previous correspondence and agreements between the parties hereto, are merged herein. Tenant acknowledges that all representations and statements upon which it relied in executing this Lease are contained herein and that the Tenant in no way relied upon any other statements or representations, written or oral. Any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Lease in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

     25.2 Waiver. The failure of either party to seek redress for violation, or to insist upon the strict performance, of any covenant or condition of this Lease, or any of the Rules and Regulations promulgated hereunder, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of such Rules and Regulations against Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provisions of this Lease shall be deemed to have been waived by either party unless such waiver be in writing signed by such party giving the waiver. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

     25.3 Surrender. No act or thing done by Landlord during the term hereby demised shall be deemed an acceptance of a surrender of the premises, and no agreement to accept such surrender shall be valid, unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of the Lease or a surrender of the premises. In the event that Tenant at any time desires to have Landlord underlet the premises for Tenant's account, Landlord or Landlord's agents are authorized to receive the keys for such purposes without releasing Tenant from any of the obligations under this Lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such underletting.

26.  INABILITY TO PERFORM - EXCULPATORY CLAUSE

     (a) Except as provided in Article 4.1 and 4.2 hereof, this Lease and the obligations of Tenant to pay rent hereunder and perform all the other covenants, agreements, terms, provisions and conditions hereunder on the part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repairs, replacements, additions, alterations, improvements or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strikes or labor troubles or any other similar or dissimilar cause whatsoever beyond Landlord's reasonable control, including but not limited to, governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war, hostilities or other similar or dissimilar emergency. In each such instance of inability of Landlord to perform, Landlord shall exercise reasonable diligence to eliminate the cause of such inability to perform.

     (b) Tenant shall neither assert nor seek to enforce any claim against Landlord, or Landlord's agents or employees, or the assets of Landlord or of Landlord's agents or employees, for breach of this Lease or otherwise, other than against Landlord's interest in the Building of which the premises are a part and the Land, in the uncollected rents, issues and profits thereof, and against any liability insurance coverage maintained by Landlord, and Tenant agrees to look solely to such interest and insurance coverage for the satisfaction of any liability of Landlord under this Lease, it being specifically agreed that in no event shall Landlord or Landlord's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives, and the like, disclosed or undisclosed, thereof) ever be personally liable for any such liability. This paragraph shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or to take any other action which shall not involve the personal liability of Landlord to respond in monetary damages from Landlord's assets other than the Landlord's interest in said real estate, as aforesaid.

     (c) In no event shall Landlord or Landlord's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives and the like, disclosed or undisclosed, thereof) ever be liable for consequential or incidental damages. Without limiting the foregoing, in no event shall Landlord or Landlord's agents or employees (or any, of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives and the like, disclosed or undisclosed, thereof) ever be liable for lost profits of Tenant. If by reason of Landlord's failure to acquire title to the real property of which the premises are a part or to complete construction of the Building or premises, Landlord shall be held to be in breach of this Lease, Tenant's sole and exclusive remedy shall be a right to terminate this Lease.

     (d) Except as provided in the last paragraph of Article 22, in no event shall Tenant or Tenant's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives and the like, disclosed or undisclosed, thereof) ever be liable for consequential or incidental damages.

27.  BILLS AND NOTICES

     Any notice, consent, request, bill, demand or statement hereunder by either party to the other party shall be in writing and, if received at Landlord's or Tenant's address, shall be deemed to have been duly given when either delivered or served personally or mailed in a postpaid envelope, deposited in the United States mail addressed to Landlord at its address as stated in Exhibit 1 and to Tenant at the premises (or at Tenant's address as stated in Exhibit 1, if mailed prior to Tenant's occupancy of the premises, with a copy to Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110, Attention: Real Estate Department), or if any address for notices shall have been duly changed as hereinafter provided, if mailed as aforesaid to the party at such chanced address. Either party may at any time change the address or specify an additional address for such notices, consents, requests, bills, demands or statements by delivering or mailing, as aforesaid, to the other party a notice stating the change and setting forth the changed or additional address, provided such changed or additional address is within the United States.

     If Tenant is a partnership, Tenant, for itself, and on behalf of all of its partners, hereby appoints Tenant's Service Partner, as identified on Exhibit 1, to accept service of any notice, consent, request, bill, demand or statement hereunder by Landlord and any service of process in any judicial proceeding with respect to this Lease on behalf of Tenant and as agent and attorney-in-fact for each partner of Tenant.

     All bills and statements for reimbursement or other payments or charges due from Tenant to Landlord hereunder shall be due and payable in full thirty (30) days, unless herein otherwise provided, after submission thereof by Landlord to Tenant. Tenant's failure to make timely payment of any amounts indicated by such bills and statements, whether for work done by Landlord at Tenant's request, reimbursement provided for by this Lease or for any other sums properly owing by Tenant to Landlord, shall be treated as a default in the payment of rent, in which event Landlord shall have all rights and remedies provided in this Lease for the nonpayment of rent.

28.  PARTIES BOUND - SEIZING OF TITLE

     The covenants, agreements, terms, provisions and conditions of this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to, except that no violation of the provisions of Article 16 hereof shall operate to vest any rights in any successor or assignee of Tenant and that the provisions of this Article 28 shall not be construed as modifying the conditions of limitation contained in Article 21 hereof

     If, in connection with or as a consequence of the sale, transfer or other disposition of the real estate (land and/or Building, either or both, as the case may be) of which the premises are a part, Landlord ceases to be the owner of the reversionary interest in the premises, Landlord shall be entirely freed and relieved from the performance and observance thereafter of all covenants and obligations hereunder on the part of Landlord to be performed and observed, except for those accruing prior to such sale, transfer or disposition, it being understood and agreed in such event (and it shall be deemed and construed as a covenant running with the land) that the person succeeding to Landlord's ownership of said reversionary interest shall thereupon and thereafter assume, and perform and observe, any and all of such covenants and obligations of Landlord.

29.  MISCELLANEOUS

     29.1 Separability. If any provision of this Lease or portion of such provision or the application thereof to any person or circumstance is for any reason held invalid or unenforceable, the remainder of the Lease (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

     29.2 Captions, etc. The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent of any provisions thereof. References to "State" shall mean, where appropriate, the District of Columbia and other Federal territories, possessions, as well as a state of the United States.

     29.3 Broker. (a) Tenant represents and warrants that it has not directly or indirectly dealt, with respect to the leasing of office space in the Building or any Center, Office Park or other Park of which it is a part (called "Building, etc." in this Article 29.3) with any broker or had its attention called to the premises or other space to let in the Building, etc. by anyone other than the broker, person or firm, if any, designated in Exhibit 1. Tenant agrees to defend, exonerate and save harmless and indemnify Landlord and anyone claiming by, through or under Landlord against any claims for a commission arising out of any breach of the representation and warranty set forth in the immediately preceding sentence.

     (b) Landlord represents and warrants that, in connection with the execution and delivery of the Lease, it has not directly or indirectly dealt with any broker other than the brokers designated on Exhibit 1. Landlord agrees to defend, exonerate and save harmless Tenant and anyone claiming by, through, or under Tenant against any claims arising in breach of the representation and warranty set forth in the immediately preceding sentence.

     (c) Landlord shall be solely responsible for the payment of brokerage commissions to the broker, person or firm, if any, designated in Exhibit 1.

     29.4  Intentionally Omitted.

     29.5 Arbitration. Any disputes relating to provisions or obligations in this Lease as to which a specific provision for a reference to arbitration is made herein shall be submitted to arbitration in accordance with the provisions of applicable state law (as identified on Exhibit 1), as from time to time amended. Arbitration proceedings, including the selection of an appraiser, shall be conducted pursuant to the rules, regulations and procedures from time to time in effect as promulgated by the American Arbitration Association. Prior written notice of application by either party for arbitration shall be given to the other at least ten (10) days before submission of the application to the said Association's office in the City wherein the Building is situated (or the nearest other city having an Association office). The appraiser shall hear the parties and their evidence. The decision of the appraiser shall be binding and conclusive, and judgment upon the award or decision of the appraiser may be entered in the appropriate court of law (as identified on Exhibit 1); and the parties consent to the jurisdiction of such court and further agree that any process or notice of motion or other application to the Court or a Judge thereof may be served outside the State wherein the Building is situated by registered mail or by personal service, provided a reasonable time for appearance is allowed. The costs and expenses of each arbitration hereunder and their apportionment between the parties shall be determined by the appraiser in his award or decision. No arbitrable dispute shall be deemed to have arisen under this Lease prior to (i) the expiration of the period of twenty (20) days after the date of the giving of written notice by the party asserting the existence of the dispute together with a description thereof sufficient for an understanding thereof, and (ii) where a Tenant payment is in issue, the amount billed by Landlord having been paid by Tenant to the extent that the same is not disputed by Tenant in good faith.

     29.6 Governing Law. This Lease is made pursuant to, and shall be governed by, and construed in accordance with, the laws of the State wherein the Building is situated and any applicable local municipal rules, regulations, by-laws, ordinances and the like.

     29.7 Assignment of Rents. With reference to any assignment by Landlord of its interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to or held by a bank, trust company, insurance company or other institutional lender holding a mortgage or ground lease on the Building, Tenant agrees:

     (a) that the execution thereof by Landlord and the acceptance thereof by such mortgagee and/or ground lessor shall never be deemed an assumption by such mortgagee and/or ground lessor of any of the obligations of the Landlord thereunder, unless such mortgagee and/or around lessor shall, by written notice sent to the Tenant, specifically otherwise elect; and

     (b) that, except as aforesaid, such mortgagee and/or ground lessor shall be created as having assumed the Landlord's obligations thereunder only upon foreclosure of such mortgagee's mortgage or deed of trust or termination of such around lessor's ground lease or the taking of possession of the demised premises after having given notice of its exercise of the option stared in Article 23 hereof to succeed to the interest of the Landlord under this Lease.

     29.8 Representation of Authority. (a) By his execution hereof each of the signatories on behalf of the respective parties hereby warrants and represents to the other that he is duly authorized to execute this Lease on behalf of such party. If Tenant is a corporation, Tenant hereby appoints the signatory whose name appears below on behalf of Tenant as Tenant's attorney-in-fact for the purpose of executing this Lease for and on behalf of Tenant.

     (b) Landlord represents and warrants that those persons executing this Lease on Landlord's behalf are duly authorized to execute and deliver this Lease on behalf, and that this Lease is binding upon Landlord in accordance with its terms.

     29.9 Expenses Incurred by Landlord Upon Tenant Requests. Tenant shall, upon demand, reimburse Landlord for all reasonable expenses, including, without limitation, legal fees, incurred by Landlord in connection with all requests by Tenant for consents, approvals or execution of collateral documentation related to this Lease, including, without limitation, costs incurred by Landlord in the review and approval of Tenant's plans and specifications in connection with proposed alterations to be made by Tenant to the premises, requests by Tenant to sublet the premises or assign its interest in the Lease (for which the Consent Review Fee, as set forth in Article 16(b) shall be full compensation) the execution by Landlord of estoppel certificates requested by Tenant, and requests by Tenant for Landlord to execute waivers of Landlord's interest in Tenant's property in connection with third party financing by Tenant. Such costs shall be deemed to be additional rent under the Lease.

     29.10 Survival. Without limiting any other obligation of the Tenant which may survive the expiration or prior termination of the term of the Lease, all obligations on the part of Tenant to indemnify, defend, or hold Landlord harmless, as set forth in this Lease (including, without limitation, Tenant's obligations under Articles 13(d), 15.3, and 29.3) shall survive the expiration or prior termination of the term of the Lease.

     29.11 ERISA. Tenant represents, warrants and covenants that it is acting on its own behalf and that, as of the Execution Date, and during the immediately preceding twelve month period, neither Tenant nor any of its "Affiliates" (as defined in Department of Labor Class Exemption 84-14, Section V(c)), shall have exercised the authority to: (i) appoint or terminate Landlord or any other entity as an investment manager (hereafter "Manager" for the purposes of this Article 29.7) of the Insurance and Retirement Program of Metropolitan Life Insurance Company covering solely employees of Metropolitan Life Insurance Company or its affiliates, or (ii) negotiate the terms of any management agreement between the Manager and the Insurance and Retirement Program of Metropolitan Life Insurance Company covering solely employees of Metropolitan Life Insurance Company or its affiliates.

     29.12 Year 2000 Compliance. Landlord agrees to use commercially reasonably efforts to: (i) investigate with its management and vendors the ability of the computer time clocks and software which operate and/or control the Building equipment and tenant billings to continue to operate without unreasonable interruption or disruption after January 1, 2000 (the "Millennium Assessment"); and (ii) undertake commercially reasonable measures to address any potential problems identified by the Millennium Assessment so as to avoid, to the extent reasonably possible, unreasonable interruption and/or disruption to the operation of the Building equipment and tenant billings. The Millennium Assessment shall include an assessment of the Building elevators, mechanical equipment, life safety systems, invoice billing and any other devices or software which are necessary for the operation of the Building in accordance with the provisions of the Lease. Tenant and Landlord acknowledge that, notwithstanding Landlord's commercially reasonable efforts to prevent the same, problems may occur in connection with the operation of the Building's equipment and systems as a result of the Millennium and that such problems, if any, will not excuse Tenant from fulfilling its duties and obligations under this Lease, render Landlord liable for damages of any type or nature or be considered a Landlord default hereunder.

    IN WITNESS WHEREOF the parties hereto have executed this Indenture of Lease in multiple copies, each to be considered an original hereof, as a sealed instrument on the day and year noted in Exhibit 1 as the Execution Date.

LANDLORD:                                      TENANT:
METROPOLITAN LIFE INSURANCE COMPANY            EDOCS, INC.
On behalf of a co-mingled separate account
By: SSR Realty Advisors, Inc., its
Investment Advisor

By: /s/ A. Alan Bates, Senior Asset Manager    By:  /s/ Kevin E. Laracey, CEO
    ---------------------------------------         -------------------------
    (Name)               (Title)                    (Name)               (Title)
    Hereunto Duly Authorized                        Hereunto Duly Authorized


     IF TENANT IS A CORPORATION, A SECRETARY'S OR CLERK'S CERTIFICATE OF THE AUTHORITY AND THE INCUMBENCY OF THE PERSON SIGNING ON BEHALF OF TENANT SHOULD BE ATTACHED.

COMMONWEALTH, DISTRICT OR
STATE OF MASSACHUSETTS

COUNTY OF MIDDLESEX

     On the Execution Date stated in Exhibit 1, the person above signing this Lease for and on behalf of the Tenant, to me personally known, did sign and execute this Lease and, being by me duly sworn, did depose and say that he is the officer of the above named Tenant, as noted, and that he signed his name hereto by order of the Board of Directors of said Tenant.



                                /s/ Elicia D. Hunt
                              ------------------------------------------------
                              Notary Public
                              My Commission Expires:    11/25/05
                                                    --------------------------

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK

    On the Execution Date stated in Exhibit 1, the person above signing this Lease for and on behalf of Landlord to me personally known, did sign and execute this Lease and, being by me duly sworn, did depose and say that he is the duly authorized representative of Landlord.


                                /s/ Susan R. Barra
                              ------------------------------------------------
                              Notary Public
                              My Commission Expires:     8/24/00
                                                    --------------------------

                                   EXHIBIT 3

                            BUILDING STANDARD ITEMS
                            -----------------------

     The following, exhibit sets forth the Building standard level of leasehold improvements and does not, notwithstanding anything to the contrary in this
Exhibit 3 contained, impose any obligation on Landlord to provide any such items in the premises.

A.   Exterior Walls, Lobby Walls and Core Walls

     1.   Finish

          The exposed surfaces are to receive a drywall finish. The toilet room walls are to be finished with ceramic tile and drywall, or equal.

     2.   Doors-Frames

          Flush hollow metal doors or solid core wood doors 1-3/4" in thickness will be installed in pressed metal door frames.

     3.   Hardware

          Each swing door shall be provided with one and one-half pairs of butts, a latch set, or lockset where required, and a door stop where required. A surface mounted door closer will be provided at such additional locations as may be required by the local code. All hardware shall be Sargent, Schlage, Yale and Towne or equal.

B.   Partitions and Doors

     1.   Partitions Separating, Premises (Demising)

          a.   Partitions

               Partitions separating premises shall be constructed of metal studs with two layers of 5/8" wallboard on each side extending above the ceiling, with one layer of wallboard on each side extended to the underside of the floor construction above, or equal.

          b.  Doors

               All doors shall have pressed metal door Frames or wood door frames and casings, as Landlord may elect. The doors shall be solid core wood doors and shall be provided with two pairs of butts, a lockset, and doorstop where required. A door closer will be provided for the principal entrance to the premises and at such additional locations as may be required by the local code. The locksets which are provided at the entrance will be master-keyed to building standard and shall be Sargent, Yale and Towne, Schlage or equal.

     2.  Partitions Separating  Offices within Single Premises

          a.   Partitions

               The partitions shall be constructed of metal studs with one layer of 5/8" wallboard on each side or equal.

          b.   Doors

               The swing doors shall have pressed metal door frames or wood frames and casings, as Landlord may elect. The doors shall be solid core and shall be provided with two pairs of butts, latch sets, and doorstop where required. The number of doors shall not exceed one door for each 25 lineal feet of allowed partitions. All hardware shall be Sargent, Yale and Towne, Schlage or equal.

     3.   Standard Quality of Partitions

          The total lineal footage of partitions shall not exceed one lineal foot for each 15 square feet of (i) Net Rentable Area/1/ for multi-tenant floors or (ii) Gross Area1, not including building core area, for single-tenant floors.

C.   Ceilings

     1. Mechanically suspended, 24" x 24" exposed slotted tee system with fissured acoustic ceiling tiles, Class "A" (incombustible), 24" x 24", square edged.

     2.   The mechanical suspension system shall be of the concealed type.

D.   Lighting

     1. At Landlord's election, either: (i) recessed 18 cell parabolic lighting fixtures (2' x 4') with three (3) 35-watt rapid start tubes to the extent of one such fixture per 85 square feet (average) of (x) New Rentable Area for multi-tenant floors or (y) Gross Area, excluding core area, for single-tenant floor, or (ii) a (1' x 4') recessed fluorescent lighting fixture with two (2) 35-wart rapid start tubes to the extent of one such fixture per seventy (70) square feet (average) of (x) New Rentable Area for multi-tenant floors or (y) Gross Area, excluding core area, for single-tenant floors, shall be installed by Landlord. Where required by design conditions, smaller recessed florescent fixtures may be substituted at Landlord's option.

     2. Miscellaneous fixtures, fluorescent and/or incandescent, shall be installed in mechanical spaces, toilet areas, stairwell and utility areas to conform to building operation requirements and existing codes.

     3. Wall switches of the single pole, quiet type to the extent of one switch for each ten lighting fixtures averaged shall be installed by Landlord. Each private office shall have at least one wall switch (which will be counted in the allowance).

E.   Electrical and Telephone

     1. Duplex wall base and floor receptacles (not to exceed one per 125 square feet of (i) Net Rentable Area for multi-tenant floors or (ii) Gross Area, not including building core area, for single-tenant floors) shall be installed by Landlord. It is understood that not more than 10% of the total number of such receptacles may be located in the floor.

     2. Landlord will make the necessary provisions for wall and baseboard telephone outlets (not to exceed one per 200 square feet of (i) Net Rentable Area for multi-tenant floors or (ii) Gross Area, not including building core area, for single-tenant floors). Installation of the wiring by the


----------
/1/ The terms "Gross Area" and "Net Rentable Area" used in computing allowances under this Exhibit 3 refer to definitions appearing in Article 7 of the Lease.

          telephone company is the responsibility of Tenant. It is understood that not more than 10% of the total number of such outlets may be located in the floor.

     3. Power wiring circuits, including terminal device (208 Volt 3 Phase, grounded) shall be made available to Tenant as may be agreed between the parties in connection with Tenant equipment at the rate of one per 6,000 square feet of (i) Net Rentable Area for multi-tenant floors or
          (ii) Gross Area not including building core area, for single tenant floors.

F.   Plumbing

     1. Wet stacks will be available on the typical office floor containing cold water, waste, and vents. Tenant equipment can be connected at these points by the Landlord at the Tenant's expense.

G.   Painting and Wall Covering

     1. All wall surface shall receive a finish coat of building standard Polomyx paint over one prime coat, or equal, as Landlord may elect. Doors and frames shall receive one coat of enamel over one prime coat or shall have a natural finish of one coat of sealer and one coat of varnish.

     2. Paint colors shall be selected from the building standard color chart with not more than one accent color (flat paint) on one wall in each individual office.

     3. Where Tenant desires wall covering, Landlord shall initially prepare walls to receive wall covering as designated by Tenant. Such wall covering shall be furnished and installed at Tenant's expense. Wall covering shall be subject to Landlord's approval prior to installation.

     4. Public areas, corridors and lobbies shall be finished in accordance with the Landlord's Architect's schedule of room finish.

H.   Sun-Control Blinds

     Landlord shall furnish and install sun-control blinds or drapes, including the tracks therefor, in colors selected by Landlord.

I.   Mechanical

     1. Landlord will install one thermostat for every four perimeter units in premises served by the Building perimeter system.

     2. Landlord will install one supply diffuser with 6 feet of flexible hose for every 200 square feet of (i) Net Rentable Area for multi-tenant floors or (ii) Gross Area not including core area, for single-tenant floors in any premises served by the Building central air distribution system.

                                   EXHIBIT 4

                               BUILDING SERVICES
                               -----------------

A.   General Cleaning (Monday through Friday)

     1. All stone, ceramic, tile, marble, terrazzo and other unwaxed flooring to be swept nightly, using approved dust-down preparation.

     2. All wood, linoleum, vinyl-asbestos, vinyl and other similar types of floors to be swept or dry mopped nightly, using dust-down preparation; all carpeting and rugs in the main traffic areas (corridors, reception areas, etc.) to be vacuumed nightly and all other carpeted areas to be vacuumed at least once each week.

     3.   Wax all public areas monthly.

     4.   Hand dust all furniture, files and fixtures nightly.

     5. Empty all waste receptacles nightly and remove waste paper and waste materials, including folded paper boxes and cartons, to a designated area.

     6.  Empty and clean all ash trays and screen all sand urns nightly.

     7. Wash and clean all water fountains and coolers nightly. Sinks and floors adjacent to sinks to be washed nightly.

     8. Hand dust all door and other ventilating louvers within reach, as necessary, but not less often than monthly.

     9.   Dust all telephones as necessary.

     10. Keep lockers and janitor sink rooms in a neat, orderly condition at all times.

     11.  Wipe clean all bright metal work as necessary.

     12. Check all stairwells throughout entire building nightly and keep in clean condition.

     13. Metal doors and trim of all public elevator cars to be properly maintained and kept clean.

B.   Common Area Lavatories

     1. Sweep and wash all lavatory floors nightly, using proper non-scented disinfectants.

     2. Clean all mirrors, powder shelves, bright work and enameled surfaces in all lavatories nightly. Scour, wash and disinfect all basins, bowls and urinals using non-scented disinfectants.

     3. Police lavatories during the day with matron or porter to pick up waste and replenish materials.

     4.   Wash all toilet seats nightly.

     5.   Fill toilet tissue holders nightly.

     6.   Empty paper towel receptacles nightly.

     7.   Empty sanitary disposal receptacles nightly.

     8.   Thoroughly clean all wall tile and stall surfaces as necessary.

C.   High Dusting

     Do all high dusting (not reached in nightly cleaning) quarterly which includes the following:

     1.   Dust all pictures, frames, charts, graphs, and similar wall hangings.

     2. Dust exposed pipes, ventilation and air conditioning louvers, ducts and high moldings.

D.   Window Cleaning

     1. All exterior windows (except for any retail/commercial areas) from the second floor and above will be cleaned inside and outside except when cleaning is rendered impracticable by inclement weather.

     2. Entrance doors and elevator lobby -lass to be cleaned daily and kept in a clean condition at all times during the day.

     3. Wipe down all metal window frames as necessary but rot less often than monthly.

E.   Building Lobbies

     1. Floors to be swept and washed or vacuumed nightly, and machine scrubbed according to Building Standard frequency.

     2.   Carpeting in passenger elevator cabs to be vacuum cleaned nightly.

     3. Lobby walls to be dusted as often as necessary, but not less than weekly.

     4.   Screen and clean sand urns nightly.

     5. Clean all unpainted metal work in a manner appropriate to original finish.

F.   Porters

     Necessary number of day porters under supervision will be assigned for the following services:

     1. Service all public and building operating space throughout the Building.

     2.   Keep elevator cars clean and neat during the day.

     3. Maintain lobbies clean and, during wet weather, moped dry to the extent practicable.

     4, Dust and rub down all elevator doors, frames, telephone booths and directories daily.

     5.   Sweep sidewalks, ramps, etc. daily.

     6.   Clean roofs and setbacks as often as necessary.

     7.   Maintain firehose and equipment clean.

     8.   Lay and remove lobby runners as necessary.

     9.   Replenish toilet tissue, towels and other supplies in lavatories.

     10. Maintain fan rooms, motor rooms and air conditioning rooms in clean condition.

     11.  Check stairways and keep same neat and clean during the day.

     12. Clean exterior columns, exterior signs and metal work, standpipe and sprinkler system, walkways and stairs as necessary.

     13. If directed by superintendent, fill towel and soap dispensers and perform any emergency cleaning required.

                                   EXHIBIT 5

                         TERM COMMENCEMENT DATE LETTER
                         -----------------------------

     Reference is made to a Lease dated August __, 1999 by and between Metropolitan Life Insurance Company, as Landlord, and eDocs, Inc., as Tenant. The parties hereto hereby confirm and agree that:

1.   The Term Commencement Date under the Lease is _____________________;

2.   The Rent Commencement Date under the Lease is ______________, 1999; and

3.   The Termination Date under the Lease is _______________, 2003.

     EXECUTED under seal as of this ___ day of   ___________, 1999.

LANDLORD:                                    TENANT:
METROPOLITAN LIFE INSURANCE COMPANY          EDOCS, INC.
On behalf of a co-mingled separate account
By: SSR Realty Advisors, Inc., its
Investment Advisor

By: _________________________________        By: _______________________________
(Name)          (Title)                          (Name)               (Title)
Hereunto Duly Authorized                           Hereunto Duly Authorized

                                   EXHIBIT 6

                           FORM OF LETTER OF CREDIT
                           ------------------------

BENEFICIARY:                                      ISSUANCE DATE:

                                                  _________________,199_

METROPOLITAN LIFE
INSURANCE COMPANY                                           IRREVOCABLE STANDBY
(LANDLORD)                                                  LETTER OF CREDIT NO.


ACCOUNTEE/APPLICANT:                                        MAXIMUM/AGGREGATE
                                                            CREDIT AMOUNT:
                                                            USD: $139,028.16
EDOCS, INC.
(TENANT)

GENTLEMEN:

We hereby establish our irrevocable letter of credit in your favor for account of the applicant up to an aggregate amount not to exceed One Hundred Thirty-Nine Thousand Twenty-Eight and 16/100 US Dollars ($139,028.16) available by your draft(s) drawn on ourselves at sight accompanied by:

Your statement, signed by a purportedly authorized officer/official certifying that the Beneficiary is entitled to draw upon this Letter of Credit (in the amount of the draft submitted herewith) pursuant to Paragraph 1 of the Rider to the Lease (the "Lease") dated July 23, 1999 by and between METROPOLITAN LIFE INSURANCE COMPANY, as Landlord, and EDOCS, INC., as Tenant.

Draft(s) must indicate name and issuing bank and credit number and must be presented at this office.

You shall have the right to make partial draws against this Letter of Credit, from time to time.

Except as other-,vise expressly stated herein, this Letter of Credit is subject to the "International Standby Practice for Documentary Credits, International Chamber of Commerce, Publication No. 590 (1998 Revision)".

This Letter of Credit shall expire at our office on _______________, 1999 (the "Stated Expiration Date"). It is a condition of this Letter of Credit that the Stated Expiration Date shall be deemed automatically extended without amendment for successive one (1) year periods from such Stated Expiration Date unless at least forty-five (45) days prior to such Stated Expiration Date )or any anniversary thereof) we shall notify you and the Accountee/Applicant in writing by registered mail (return receipt) that we elect not to consider this Letter of Credit extended for any such additional one (1) year period.

                                   EXHIBIT 7

                           EXCLUDED OPERATING COSTS
                           ------------------------

Notwithstanding anything to the contrary in this Lease contained, the following items shall be excluded from "Operating Costs" as used in this Lease:

     (a) costs incurred in connection with the making of repairs or replacements which are the obligation of another tenant or occupant of the Building;

     (b) advertising, marketing, promotional, public relations or brokerage fees, commissions or expenditures;

     (c) except to the extent included in the Annual Charge-Off for capital expenditures which are permitted and included in Operating Costs pursuant to Article 9.1(g), financing and refinancing costs in respect of any mortgage or security interest placed upon the Building or any portion thereof, including payments of principal, interest, finance or other charges, and any points and commissions in connection therewith;

     (d) interest or penalties for any late or failed payments by Landlord under any contract or agreement unless resulting from Tenant's failure to pay when and as due Tax Excess or Operating Expenses Excess;

     (e) costs (including, without limitation, attorneys' fees and disbursements) incurred in connection with any judgment, settlement or arbitration award resulting from any tort liability;

     (f)  rent or other charges payable under any ground or underlying lease;

     (g) costs of electrical or other utilities services furnished directly to any premises of other tenants of the Building where such utility is separately metered to the premises or Tenant pays a separate charge therefor;

     (h) costs incurred in connection with Landlord's preparation, negotiation, dispute resolution and/or enforcement of leases, including courts costs and attorneys' fees and disbursements in connection with any summary proceeding to dispossess any tenant, or incurred in connection with disputes with prospective tenants, employees, consultants, management agents, leasing agents, purchasers or mortgagees;

     (i)  costs of any additions to or expansions of the Building;

     (j) costs of repairs, restoration or replacements occasioned by fire or other casualty or caused by the exercise of the right of eminent domain, whether or not insurance proceeds or condemnation award proceeds are recovered or adequate for such purposes; provided however, that the costs of any casualty damage repairs may be included in Operating Costs to the extent that the same are within Landlord's deductible.

     (k) an amount equal to all amounts received by Landlord (x) through proceeds of insurance to the extent the proceeds are compensation for expenses which (i) previously were included in Operating Costs hereunder, (ii) are included in Operating Costs for the subsequent operating year in which the insurance proceeds are received or (iii) will be included as Operating Costs in a subsequent operating year or
          (y) as rebates or credits;

     (1) legal and other professional fees for matters not relating to the normal administration and operation of the Building, or relating to matters which are excluded from Operating Costs for the Building;

     (m) the cost to make improvements, alterations and additions to the Building which are required in order to render the same in compliance with existing laws, rules, orders regulations and/or directives which are in effect as of the Execution Date of the Lease;

     (n) costs incurred in the removal, abatement or other treatment of underground storage tanks or Hazardous Substances present in the Building or on the Land, provided that this Paragraph (n) shall not be deemed to exclude costs of removing, abating, or treating either: (i) materials or substances which exist in the Building or the Property as of the Execution Date of this Lease but which are not, as the Execution Date of this Lease, considered to be Hazardous Substances under applicable Legal Requirements, or (ii) materials or substances which are introduced to the Building or the Land after the Execution Date but which are not, as of the date of such introduction to the Building or the Land, considered to be Hazardous Substances under applicable Legal Requirements.

     (o) depreciation, except to the extent expressly permitted under Article 9.1(g);

     (p) amounts paid to subsidiaries or affiliates o C Landlord for services rendered to the Building to the extent such amounts exceed the competitive costs for delivery of such services were they not provided by such related parties; and

     (q)  management fees to the extent in excess of competitive rates.

                                    EXHIBIT 8

                           Tenant's Removable Property
                           ---------------------------

The following items whether or not attached to the space will be considered tenant's removable property in accordance with Article 11:

 .    Universal Power Supply(s) installed in computer room and computer labs.
 .    All computer, hub and network racking systems installed in computer rooms and computer labs.
 .    Phone systems and patch panels related to phone systems installed in space.
 .    Modular partition to section off computer lab area in south side of space, if any.

                                    Exhibit 9
                                    ---------

                                 Landlord's Work
                                 ---------------

     The following improvements and repairs will be completed by the Landlord at Landlord's expense by September 15, 1999:

Rentable storage area (marked as Area X on Lease Plan, Exhibit 2) will be improved as follows:

 .    Room immediately adjacent to the building management office will be carpeted.

 .    Two new doorways will be added to the interior wall as planned in Exhibit
     10, Tenant's Initial Improvement Plan.

 .    Access door leading to SystemSoft storage room within Area X will be removed and walled off.


Wall and Ceiling Repairs:

 .    Gouges will be removed and repainted on green wall in south side of space adjacent to storage rooms behind building management.

 .    Metal screws will be removed, holes patched and repainted on blue wall under warning light in south side of space.

 .    Holes in ceiling tiles and walls relating to former tenant's modular wall for training area in south side of space will be repaired and repainted.

 .    Gouges will be patched and repainted on white wall near electrical room and bathrooms.

 .    Holes will be patched and repainted in white walls in hallway north of the bathrooms.

 .    Holes in walls of Northside Conference Room 1 (white board space) will be repaired and repainted.

 .    Holes in walls of Northside Conference Room 2 (white board space) will be repaired and repainted.

 .    Holes in walls of Northside Meeting Room A (white board space) will be repaired and repainted.

 .    Holes in walls of Northside Meeting Room B (white board space) will be repaired and repainted.

 .    Holes in walls of Northside Meeting Room C (white board space) will be repaired and repainted.

 .    Gouges in blue wall in north side of space adjacent to rear door access will be repaired and repainted.

 .    Metal picture hangers will be removed, holes patched and repainted on yellow round wall near entrance to space.


Broom Clean will include:

 .    White wall in north corner space will be washed.

 .    Kitchen cabinets and floors will be cleared and cleaned.

 .    Restrooms will be cleaned.

                                   EXHIBIT 10

                     TENANT INITIAL WORK PER PLANS DRAWN BY
                 SPAGNOLO/GISNESS & ASSOCIATES, INC. INCLUDING:


T.1 Legends, Room Finish Schedules, Partition Types, Misc. Details, Door Schedules, Door & Frame Types, Head & Jamb Details

                                               Undated Progress Set
A0.1  General Specifications            8/3/99 Progress Set
A1.1  Partition Plan                    8/3/99 Progress Set
A2.1  Reflected Ceiling Plan            8/3/99 Progress Set
A3.1  Electrical Plan                   8/3/99 Progress Set

Also, attached please find and Exhibit Drawing for the eDocs space.

                                 RIDER TO LEASE

                  LANDLORD: Metropolitan Life Insurance Company
                               TENANT: eDocs, Inc.

The subject Lease is hereby amended as follows:

1.   LETTER OF CREDIT

     A. Tenant acknowledges that Landlord is unwilling to execute the Lease unless Tenant provides Landlord with additional security for Tenant's obligations under the Lease. Therefore, Tenant shall, subject to Subparagraph F of this Paragraph 1, deliver to Landlord, on the date that Tenant executes and delivers the Lease to Landlord, an Irrevocable Standby Letter of Credit ("Letter of Credit") which shall be (1) in the form attached hereto as Exhibit 6, (2) issued by a bank or other institutional lender reasonably acceptable to Landlord, (3) in an amount equal to One Hundred Thirty-Nine Thousand Twenty-Eight and 16/100 ($139,028.16) Dollars ("Letter of Credit Amount") and (4) for a term of one (1) year, subject to extension in accordance with the terms of the Letter of Credit. Tenant shall, on or before the date thirty (30) days prior to the expiration of the term of such Letter of Credit, deliver to Landlord a new Letter of Credit satisfying the foregoing conditions ("Substitute Letter of Credit") in lieu of the Letter of Credit then being held by Landlord. Such Letter of Credit shall be automatically renewable in accordance with the second to last grammatical paragraph of Exhibit 6; provided that, in such event, Tenant shall be required to deliver a Substitute Letter of Credit satisfying the conditions hereof, on or before the date thirty (30) days prior to the expiration of the term of such Letter of Credit, if the issuer of such Letter of Credit gives notice of its election not to renew such Letter of Credit for any additional period pursuant thereto.

     B. On the conditions that, as of the second anniversary of the Rent Commencement Date: (i) Tenant is not in default of its obligations under the Lease, and (ii) Tenant has not previously defaulted in its obligations under the Lease, after the giving of any applicable notice and the expiration of any applicable grace period, more than one time, and (iii) and that the Lease is in full force and effect, then the Letter of Credit Amount shall be reduced to Forty-Six Thousand Three Hundred Forty-Two and 72/100 ($46,342.72) Dollars. The reduction of the Letter of Credit Amount may be effected by either: (i) the exchange of the existing Letter(s) of Credit then being held by Landlord for a new Letter of Credit satisfying the requirements of this Paragraph 1 of the new Letter of Credit Amount, or (ii) the issuance by the issuing bank of an amendment of the existing Letter(s) of Credit which is accepted by Landlord in writing, of an amendment to the existing Letter(s) of Credit so that Landlord will be holding a Letter of Credit(s) in the new Letter of Credit Amount.

     C. In the event that Tenant is in default, after the giving of any applicable notice and the expiration of any applicable grace periods, of its obligations under the Lease, then the Landlord shall have the right, at any time after such event, without giving any further notice to Tenant, to draw down from said Letter of Credit (Substitute Letter of Credit or Additional Letter of Credit, as defined below, as the case may be) (a) the amount necessary to cure such default or (b) if such default cannot reasonably be cured by the expenditure of money, to exercise all rights and remedies Landlord may have on account of such default, the amount which, in Landlord's bona fide business opinion, is necessary to satisfy Tenant's Liability in account thereof. In the event of any such draw by the Landlord, Tenant shall, within fifteen (15) business days of written demand therefor, deliver to Landlord an additional Letter of Credit ("Additional Letter of Credit") or cash (by check or wire transfer) satisfying the foregoing conditions, except that the amount of such Additional Letter of Credit shall be the amount of such draw. In addition, in the event of a termination based upon the default of Tenant under the Lease (i.e. after the giving of any applicable notice and the expiration of any applicable grace periods), or a rejection of the Lease pursuant to the provisions of the Federal Bankruptcy Code, Landlord shall have the right to draw upon the Letter of Credit (from time to time, if necessary) to cover the full amount of damages and other amounts due from Tenant to Landlord under the Lease. Any amounts so drawn shall, at Landlord's election, be applied first to any unpaid rent and other charges which were due prior to the filing of the petition for protection under the Federal Bankruptcy Code.

     D. In the event that Tenant fails timely to deliver to Landlord a Substitute Letter of Credit, then the Landlord shall have the right, at any time after such event, without giving any further notice to Tenant or to

Landlord, to draw down the Letter of Credit (or Substitute Letter of Credit and/or Additional Letter(s) of Credit) and to hold the proceeds thereof ("Security Proceeds") in a segregated bank account in the name of the Landlord as security for Tenant's obligations under the Lease in accordance with the provisions of this Paragraph 1.

     E. To the extent that Landlord has not previously drawn upon any Letter of Credit, Substitute Letter of Credit, Additional Letter of Credit or Security Proceeds (collectively "Collateral") held by the Landlord, Landlord shall, within thirty (30) days after the later of: (x) of the expiration of the Lease term, and (y) the delivery of the premises to Landlord, free and clear of all occupants claiming by, through or under Tenant, return such Collateral to Tenant less any amounts then due from Landlord.

     F. In no event shall the proceeds of any Letter of Credit be deemed to be a prepayment of rent nor shall it be considered as a measure of liquidated damages.

     G. Landlord acknowledges that Tenant has requested that Tenant have the right to deliver the Letter of Credit after the date that Tenant executes and delivers the Lease to Landlord, and Landlord has agreed, subject to the provisions of this Subparagraph F, to such late delivery. Therefore, notwithstanding the provisions of Subparagraph A of this Paragraph 1, if Tenant delivers to Landlord, at the time that Tenant executes and delivers this Lease to Landlord, evidence reasonably satisfactory to Landlord that Tenant has applied to the issuing bank for the issuance of the Letter of Credit, Tenant shall may defer delivering the Letter of Credit to Landlord until August 24, 1999. Tenant's failure to deliver the Letter of Credit to Landlord on or before August 24, 1999 shall be deemed to be an event of default by Tenant permitting Landlord to terminate this Lease pursuant to Article 21, without the need for any notice to Tenant pursuant to Article 21.7.

2.   TENANT'S OPTION TO EXTEND THE TERM OF THE LEASE

     A. On the conditions, which conditions Landlord may waive, at its election, by written notice to Tenant at any time, that Tenant is not in default of its covenants and obligations under the Lease, and that eDocs, Inc. has not assigned its interest in the Lease or subleased more than twenty-five (25%) percent of the Total Rentable Area of the Premises to anyone other than an Affiliated Entity and/or any Permitted Successor (each as defined in Article
16), both as of the time of option exercise and as of the commencement of the hereinafter described additional term, Tenant shall have the option to extend the term of this Lease for one (1) additional three (3) year term ("Extension Term"), such additional term commencing as of the expiration of the initial term of the Lease. Tenant may exercise such option to extend by giving Landlord written notice on or before the date nine (9) months prior to the expiration date of the initial term of the Lease. Upon the timely giving of such notice, the term of this Lease shall be deemed extended upon all of the terms and conditions of this Lease, except that Landlord shall have no obligation to construct or renovate the premises and that the Yearly Rent, Operating Costs in the Base Year, and Tax Base during such additional term shall be as hereinafter set forth. If Tenant fails to give timely notice, as aforesaid, Tenant shall have no further right to extend the term of this Lease, time being of the essence of this Paragraph 2.

     B.  Yearly Rent.  The Yearly Rent during the additional term shall be based
         -----------
upon the Fair Market Rental Value, as defined in Paragraph 3 of this Rider, as of the commencement of the additional term, of the premises then demised to Tenant.

     C. Tenant shall have no further option to extend the term of the Lease other than the one (1) additional three (3) year term herein provided.

     D. Notwithstanding the fact that upon Tenant's exercise of the herein option to extend the term of the Lease such extension shall be self-executing, as aforesaid, the parties shall promptly execute a lease amendment reflecting such additional term after Tenant exercises the herein option, except that the Yearly Rent payable in respect of such additional term, the Operating Costs in the Base Year during such additional term, and the Tax Base during such additional term, may not be set forth in said amendment. Subsequently, after such Yearly Rent, Operating Costs in the Base Year, and Tax Base are determined, the parties shall execute a written agreement confirming the same. The execution of such lease amendment shall not be deemed to waive any of the conditions to

Tenant's exercise of its rights under this Paragraph 2, unless otherwise specifically provided in such lease amendment.

3.   DEFINITION OF FAIR MARKET RENTAL VALUE

For the purposes of this Rider:

     A. "Fair Market Rental Value" shall be computed as of the date in question at the then current annual rental charge (i.e., the sum of Yearly Rent plus escalation and other charges), including provisions for subsequent increases and other adjustments for leases executed within the previous six month period in comparable space located in the Building, or if no leases or agreements to lease were being negotiated (as evidenced by signed letters of intent) or executed in the Building within such six month period, the Fair Market Rental Value shall be determined by reference to leases or agreements to lease executed for comparable space located elsewhere in first-class office buildings located in the Natick/Framingham suburban area within the previous six month period. In determining Fair Market Rental Value, the following factors, among others, shall be taken into account and given effect: size, location of premises, lease term, condition of building, services provided by the Landlord, tenant improvement allowances, rent, concessions, building amenities and base years.

     B. For purposes of determining the Fair Market Rental Value, the following adjustments shall be made to the Operating Costs in the Base Year and the Tax
Base: Operating Costs in the Base Year shall be equal to the actual amount of Operating Costs for the Operating Year during which the Extension Term commences, and the Tax Base shall equal the actual amount of Taxes for the fiscal/tax year during which the Extension Term commences.

     C.  Dispute as to Fair Market Rental Value

          (1) Landlord shall initially designate Fair Market Rental Value and Landlord shall furnish data in support of such designation. In any event, Landlord shall give its designation of Fair Market Rental Value within Fifteen (15) days after Landlord's receipt of Tenant's written request for such designation, provided that Landlord receives such request on or after the date eight (8) months prior to the commencement of the Extension Term. If Tenant disagrees with Landlord's designation of Fair Market Rental Value, Tenant shall have the right, by written notice given within thirty
     (30) days after Tenant has been notified of Landlord's designation to submit such Fair Market Rental Value to appraisal, as hereinafter set forth. Landlord's designation shall not be binding upon Landlord if such Fair Market Rental Value is submitted to broker determination, and if necessary, appraisal, as hereinafter set forth.

          (2) Fair Market Rental Value shall be submitted to as follows:
     Landlord and Tenant shall each notify the other of its chosen broker within ten (10) business days following the call for broker determination. Each broker shall submit its determination of such Fair Market Rental Value to a neutral third party ("Neutral") to be agreed upon by the parties on the date ten (10) business days after the last broker to be selected. The Neutral shall open such determinations at the same time. If the lower determination is not less than ninety (90%) percent of the higher determination, then the Fair Market Rental Value shall be equal to the average of the two determinations. Otherwise, the parties shall select an appraiser satisfying the qualifications set forth in Subparagraph (4) below, and such Fair Market Rental Value shall be determined as hereinafter set forth.

          (3) If the parties fail to agree upon an appraiser within ten (10) business days after the broker determinations have been opened, then they shall notify the President of the Boston Bar Association (or such organization as may succeed to said Boston Bar Association) and request him to select an impartial appraiser within ten (10) business days of such request.

          (4) The appraiser shall be M.A.I. (or its successor) qualified. The appraiser shall be impartial and shall have had no dealings with either party for at least a ten (10) year period preceding his or her selection. Each party shall bear the expense of the broker which it selects. Landlord and Tenant shall bear the expense of the appraiser (if any) equally.

          (5) The appraiser shall not be informed of the determinations of the other two appraisers, but either party shall otherwise be permitted to make written submissions to the appraiser (with copies to the other party) of any facts which such party deems material to such decision; provided that such submissions are made within ten (10) business days after the selection of the appraiser.

          (6) The appraiser shall submit his or her appraisal of such Fair Market Rental Value to the Neutral within thirty (30) days after his or her selection as appraiser. The Fair Market Rental Value shall be equal to the average of the appraisal and the closest broker determination submitted to the Neutral.

          (7) The decision of the brokers, of the brokers and of the appraiser, in accordance with this Subparagraph C, shall be binding and conclusive, and judgment upon the award or decision of the brokers and, if applicable, the appraiser may be entered in the appropriate court of law (as identified on Exhibit 1); and the parties consent to the jurisdiction of such court and further agree that any process or notice of motion or other application to the Court or a Judge thereof may be served outside the State wherein the Building is situated by registered mail or by personal service, provided a reasonable time for appearance is allowed.

          (8) If the dispute between the parties as to a Fair Market Rental Value has not been resolved before the commencement of Tenant's obligation to pay rent based upon such Fair Market Rental Value, then Tenant shall pay Yearly Rent and other charges under the Lease in respect of the premises in question based upon the Fair Market Rental Value designated by Landlord until either the agreement of the parties as to the Fair Market Rental Value, or the decision of the appraisers, as the case may be, at which time Tenant shall pay any underpayment of rent and other charges to Landlord, or Landlord shall refund any overpayment of rent and other charges to Tenant.

4.   TENANT'S RIGHT OF FIRST OFFER

     On the conditions, which conditions Landlord may waive, at its election, by written notice to Tenant at any time, that Tenant is not in default of its covenants and obligations under the Lease, and that eDocs, Inc. has not assigned its interest in the Lease or subleased more than thirty (30%) percent of the Total Rentable Area of the Premises to anyone other than an Affiliated Entity and/or any Permitted Successor (each as defined in Article 16), both at the time that Landlord is required to give Landlord's Notice, as hereinafter defined, Tenant shall have the following right to lease the RFO Premises, as hereinafter defined, when the RFO Premises become available for lease to Tenant, as hereinafter defined.

     A.  Definition of RFO Premises

          The RFO Premises consist of two areas located on the second floor of the Building, one area ("Area A"), containing 11,274 square feet of Total Rentable Area and another area ("Area B"), containing 10,530 square feet of Total Rentable Area. The RFO Premises are shown on Lease Plan, Exhibit 2.

     B.  Definition of Available for Lease to Tenant

          Each RFO Premises shall be deemed to be "available for lease to Tenant" if, during the term of this Lease, Landlord, in its bona fide business judgment, determines that such area will become available for leasing to Tenant (i.e., when Landlord determines that the term of the lease of the then current tenant of Area A or Area B, as the case may be, will expire, terminate or be rejected, and such tenant, and anyone claiming under such tenant, will vacate such Area). In no event shall Tenant have any rights under this Paragraph 4 on or after the date nine (9) months prior to the expiration of the initial term of the Lease (i.e., Landlord shall have no obligation to give Landlord's Notice, as hereinafter defined, to Tenant on or after the date nine (9) months prior to the expiration of the initial term of the Lease. Landlord represents and warrants
(i) that the lease of the tenant for Area A expires on

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October 31, 2006, but such tenant has filed for protection under Chapter 11 of the Federal Bankruptcy Act and may reject such Lease, and the lease of the tenant for Area B expires on March 14, 2003, (ii) that no other tenants have rights to lease Area A and Area B, and (iii) the leases of the tenants of Area A and Area B will not be extended.

     C.  Exercise of Right to Lease First RFO Premises

     Landlord shall give Tenant written notice ("Landlord's Notice") at the time that Landlord determines, as aforesaid, that an RFO Premises will become available for lease to Tenant. Landlord's Notice with respect to an RFO Premises shall be given at least thirty (30) days prior to the date that Landlord reasonably estimates that such RFO Premises will become available to Tenant. Landlord's Notice shall set forth the estimated Term Commencement Date in respect of the RFO Premises, and, if the estimated Term Commencement Date is on or after December 1, 1999, Landlord's designation of the Fair Market Rental Value (as defined in Paragraph 2 hereof) applicable to the RFO Premises in question. Tenant shall have the right, exercisable upon written notice ("Tenants Exercise Notice") given to Landlord within seven (7) business days after the receipt of Landlord's Notice, to lease the RFO Premises in question. If Tenant fails timely to give Tenant's Exercise Notice, Tenant shall have no further right to lease such RFO Premises pursuant to this Paragraph 4. Upon the timely giving of such notice, Landlord shall lease and demise to Tenant and Tenant shall hire and take from Landlord, such RFO Premises, upon all of the same terms and conditions of the Lease except as hereinafter set forth.

     D.  Lease Provisions Applying to RFO Premises

The leasing to Tenant of each RFO Premises shall be upon all of the same terms and conditions of the Lease, except as follows:

          (1)  Term Commencement Date

               The Term Commencement Date in respect of each RFO Premises shall be the later of: (x) the estimated Term Commencement Date in respect of such RFO Premises as set forth in Landlord's Notice, or (y) the date that Landlord delivers possession of such RFO Premises to Tenant in "broom clean" condition, free of all occupants and their possessions in good condition and repair. Landlord agrees to use reasonable efforts (including the institution of eviction proceedings) to deliver the RFO Premises on the estimated Term Commencement Date.

          (2)  Yearly Rent

               If the estimated Term Commencement Date, as set forth in Landlord's Notice, is on or before November 30, 1999, then the Yearly Rent shall be based upon the same Yearly Rent rental rate as is applicable, from time to time, to the premises initially demised to Tenant. If such estimated Term Commencement Date is on or after December 1, 1999, then the Yearly Rent rental rate shall be based upon the Fair Market Rental Value, as defined in Paragraph 3 of this Rider, of such RFO Premises as of the Term Commencement Date in respect of such RFO Premises.

          (3)  Condition of RFO Premises

               Tenant shall take each RFO Premises "as-is" in its then (i.e. as of the date of premises delivery) state of construction, finish, and decoration, without any obligation on the part of Landlord to construct or prepare such RFO Premises for Tenant's occupancy, except as provided in Paragraph 4D(l) above.

          (4)  Tenant's Proportionate Shares

               Tenant's Proportionate Shares in respect of Area A and Area B shall be 8.80% and 8.22%, respectively.

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          (5)  Escalation Bases

               If the estimated Term Commencement Date, as set forth in Landlord's Notice, is on or before November 30, 1999, the Tax Base with respect to the RFO Premises in question shall be the actual amount of Taxes for fiscal year 2000 and Operating Costs in the Base Year with respect to such RFO Premises shall be the actual amount of Operating Costs for calendar year 1999. If such estimated Term Commencement Date is on or after December 1, 1999, then the Tax Base and Operating Costs in the Base Year with respect to such RFO Premises shall be determined in accordance with Paragraph 3 of the Rider to the Lease.

     D.  Execution of Lease Amendments

     Notwithstanding the fact that Tenant's exercise of the above-described option to lease an RFO Premises shall be self-executing, as aforesaid, the parties hereby agree promptly to execute a lease amendment reflecting the addition of an RFO Premises, except that the Yearly Rent payable in respect of such RFO Premises, Operating Costs in the Base Year in respect of such RFO Premises, and Tax Base in respect of such RFO Premises may not be as set forth in such Amendment. At the time that such Yearly Rent, Operating Costs in the Base Year and Tax Base are determined, the parties shall execute a written agreement confirming the same. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of the herein option to lease the RFO Premises, unless otherwise specifically provided in such lease amendment.

5.   USE OF CAFETERIA AND HEALTH CLUB AT THREE APPLE HILL

     Reference is made to the fact that a Tenant, The Mathworks, Inc. ("Mathworks") occupying space in Three Apple Hill and Two Apple Hill, currently operates, for the use by Mathwork's officers, employees and business invitees, a health club/fitness center ("Fitness Facilities") in the premises at Two Apple Hill and a cafeteria ("Cafeteria") in the premises at Three Apple Hill. The parties hereby acknowledge that Mathworks may (but shall have no obligation to), in its sole and absolute discretion, elect to make any such Fitness Facilities, Cafeteria, or both, available for use by Tenant. Use of such facilities by Tenant shall be subject to such conditions that Mathworks shall from time to time impose. Landlord shall have no liability to Tenant or Tenant's employees based upon Tenant's use of such facilities.

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